As filed with the Securities and Exchange Commission on November 19, 2008
1940 Act File No. 811-22251

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

HATTERAS VC CO-INVESTMENT FUND II, LLC
(Exact Name of Registrant as Specified in Charter)

8540 Colonnade Center Drive
Suite 401
Raleigh, NC 27615
 (Address of Principal Executive Offices)
(919) 846-2324
(Registrant’s Telephone Number)
J. Michael Fields
8540 Colonnade Center Drive
Suite 401
Raleigh, North Carolina 27615
(Name and Address of Agent for Service)

Copy to:
Michael P. Malloy, Esq.
Drinker Biddle & Reath LLP
One Logan Square
18th& Cherry Streets
Philadelphia, PA 19103-6996
215-988-2700

Information contained herein pertaining to the Hatteras VC Co-Investment Fund II, LLC is subject to completion or amendment. A registration statement relating to Units in the Fund has been filed with the Securities and Exchange Commission. This Confidential Private Placement Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Units in the Fund in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

Hatteras VC Co-Investment Fund II, LLC

LIMITED LIABILITY COMPANY UNITS

Hatteras VC Co-Investment Fund II, LLC (the “Fund”) is a recently formed limited liability company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund’s investment objective will be to seek superior risk-adjusted returns by investing in venture-backed companies. The Fund intends to achieve its objective by investing in venture opportunities along side of top-tier venture capital firms. During normal market conditions, the Fund’s investment adviser, Hatteras Capital Investment Management, LLC (the “Adviser”) will follow a rules-based portfolio construction process to guide the Fund’s investment strategy. The Fund cannot guarantee that its investment objective will be achieved. Investing in the Fund involves a high degree of risk. See “CERTAIN RISK FACTORS” beginning on page 16.

This Confidential Private Placement Memorandum (the “Memorandum”) applies to the offering of units of limited liability company interests (“Units”) of the Fund. The Units will generally be offered as of the first day of each calendar month for a period of up to twelve months from the initial closing. No person who is admitted as a member of the Fund (“Member”) will have the right to require the Fund to redeem its Units. The information in this Memorandum is not complete and may be changed. This Memorandum is not an offer to sell the Units and is not soliciting an offer to buy the Units in any state or jurisdiction where offer or sale is not permitted.

If you purchase Units in the Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of the Fund (“LLC Agreement”). A copy of the LLC Agreement is attached as Appendix A to this Memorandum.

Investments in the Fund may be made only by “Eligible Investors” as defined herein. See “INVESTOR QUALIFICATIONS” beginning on page 22.

The Units will not be listed on any securities exchange and it is not anticipated that a secondary market for the Units will develop. The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. Units will not be redeemable at a Member’s option nor will they be exchangeable for units or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Units for an indefinite period of time. The Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

This Memorandum concisely provides information that you should know about the Fund before investing. You are advised to read this Memorandum carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated [          ], 200_, has been filed with the Securities and Exchange Commission (the “SEC”). You can request a copy of the SAI without charge by writing to the Fund at UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or by calling the Fund at 888-363-2324. You can also obtain a copy of the SAI and annual and semi-annual reports of the Fund at the following website: www.hatterasai.com. The SAI is incorporated by reference into this Memorandum in its entirety. The table of contents of the SAI appears on page 34 of this Memorandum. You can also obtain a copy of the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

GEORGIA SUBSCRIBERS.     These securities have been issued or sold in reliance on Paragraph (13) of Code Section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such act or pursuant to an effective registration under such act.

You should not construe the contents of this Memorandum as legal, tax or financial advice. You should consult with your own professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Memorandum and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Memorandum is accurate as of any date other than the date on the front of this Memorandum.

The date of this Memorandum is [_______], 2008

FUND FEES AND EXPENSES

The following table illustrates the fees and expenses that Hatteras VC Co-Investment Fund II, LLC (the “Fund”) expects to incur and that members of the Fund (“Members”) can expect to bear directly or indirectly.

MEMBER TRANSACTION EXPENSES
Placement Fee (as a percentage of subscription amount) (1)	8%

ANNUAL EXPENSES (as a percentage of net assets)
Investment Management Fee (2)	2.00%
Other Expenses (including the Fund’s initial offering expenses) (3)	0.77%
Total Annual Expenses	2.77%
_____________
(1)
Investors in the Fund will be charged a placement fee of 8% of their subscription amount. The placement fee will be added to, rather than deducted from, the subscription amount. Up to 7% of the subscription amount (i.e., 87.5% of the placement fee) may be re-allowed by Hatteras Capital Distributors, LLC, the Fund’s placement agent (the “Placement Agent”) to broker dealers selling the Fund. In addition, the Placement Agent and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Placement Agent) from time to time in connection with the placement of Units and/or the servicing of Unit holders. These payments will be made out of the Placement Agents and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Units in the Fund over other investment options. No sales charge is expected to be charged with respect to investments by the Adviser and its affiliates, and their respective directors, principals, officers and employees and others in the Placement Agent’s sole discretion.

(2)	The Investment Management Fee (as defined below) is equal to 2.00% on an annualized basis of the net assets of the Fund.

(3)	Because the Fund is recently organized, Other Expenses (as defined below) is an estimate based on aggregate net assets of $100 million in the Fund.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated contributions to the Fund and anticipated expenses for the first year of the Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund will bear, including offering costs and fees and expenses of the Administrator (as defined below), escrow agent and custodian.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units.

EXAMPLE

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:
	1 Year	3 Years
	$106	$157

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

PERFORMANCE INFORMATION. Past performance does not guarantee future investment results. Performance of the Fund will vary based on many factors, including market conditions, the composition of the Fund’s portfolio and the Fund’s expenses. As of the date of this Memorandum, the Fund has not commenced operations and therefore has no performance history.

MANAGEMENT FEE. The Fund will pay an investment management fee (“Investment Management Fee”) to Hatteras Capital Investment Management, LLC (“Hatteras” or the “Adviser”) in consideration of the advisory and other services provided by the Adviser to the Fund. The Fund will pay the Adviser a quarterly Investment Management Fee equal to 2.00% on an annualized basis of the net assets of the Fund. The Investment Management Fee will be paid to the Adviser out of the Fund’s assets, and will therefore decrease the net profits or increase the net losses of the Fund.

ADMINISTRATION SERVICES. The Fund will pay UMB Fund Services, Inc. (the “Administrator”) an annual administration fee equal to $__________ (the “Fund Administration Fee”). The Administration Fee will be paid on a quarterly basis. The Fund Administration Fee will be paid to the Administrator out of the assets of the Fund, and will therefore decrease the net profits or increase the net losses of the Fund. The Fund will also reimburse the Administrator for certain out-of-pocket expenses.

CUSTODIAL SERVICES. UMB Bank, N.A. (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of those assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board of Managers (the “Board”). Assets are not held by the Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Boulevard, Kansas City, Missouri 64106. The Custodian is an affiliate of the Administrator.

FUND EXPENSES. The Fund will pay all of its own expenses other than those that the Adviser or an affiliate of the Adviser assumes. The expenses of the Fund will include, but will not be limited to, any fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the Fund), including foreign legal counsel; independent registered public accounting firm fees; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing the Memorandum, the SAI (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members’ meetings (including Board Member compensation); expenses of corporate data processing and related services; Member recordkeeping and Member account services, fees, and disbursements; insurance premiums; and extraordinary expenses such as litigation expenses. Organization costs will be expensed after the Final Closing and within the first fiscal year in order to allocate these costs proportionately to all investors.

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Memorandum and the SAI, and the Fund’s LLC Agreement.

The Fund
The Fund is a Delaware limited liability company that is registered under the Investment Company Act, as a non-diversified, closed-end management investment company.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Investment Objective and Strategies
The Fund’s investment objective is to seek superior risk-adjusted returns by investing in venture-backed companies. The Fund intends to achieve its investment objective by investing all or substantially all of its assets in venture-backed companies along side of top-tier venture capital firms. During normal market conditions, the Adviser will follow a rules-based portfolio construction process to guide the Fund’s investment strategy. See “INVESTMENT STRATEGY” and “INVESTMENT PROCESS.”

There can be no assurance that the investment objective of the Fund will be achieved.

Risk Factors	An investment in the Fund involves substantial risks and special considerations. A discussion of the risks associated with an investment in the Fund can be found under “CERTAIN RISK FACTORS.”
Management
The Board has overall responsibility for the management and supervision of the business operations of the Fund. See “MANAGEMENT OF THE FUND—The Board of Managers.” To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of such Board, or, the Adviser (as such term is defined below).

The Adviser
Pursuant to an investment management agreement (the “Investment Management Agreement”), Hatteras, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), will serve as the Fund’s Adviser.

Fund Administration
The Fund has retained the Administrator to provide it with certain administrative services. The Fund will compensate the Administrator for these services and will reimburse the Administrator for certain of its out-of-pocket expenses. See “Fees and Expenses” below.

Capital Contributions	The Fund will seek capital contributions (“Capital Contributions”) totaling $100 million. The Fund may, in the discretion of the Board, accept total Capital Contributions in excess of this amount.

Minimum Subscription Amount	The minimum subscription amount for a Member is $25,000. The Board reserves the right to accept Capital Contributions of a lesser amount.

Closings
The initial closing is expected to take place on or about April 1, 2009 (the “Initial Closing”). The Fund may, as of the first day of each month on or prior to the date of the final closing (the “Final Closing”) admit one or more Members or permit any Member to increase its subscription (each such closing, together with the Final Closing, a “Subsequent Closing”). The Final Closing is expected to occur on December 1, 2009, or such later date as determined by the Board. The purchase price of Units sold on the Initial Closing will be $100 per Unit and thereafter the purchase price for Units will be based on the net asset value per Unit as of the date such Units are purchased. Fractions of Units will be issued to one one-thousandth of a Unit.

Investment Period	The Fund’s investment period (the “Investment Period”) is three years following the Initial Closing of the Fund.

Term
The Fund will continue until the date that is six years from the date of the Initial Closing, unless terminated earlier pursuant to the terms of the applicable LLC Agreement. The term may be extended for two one-year periods in the discretion of the Board.

Reinvestment
The Fund intends to reinvest proceeds returned within the Investment Period. However, the Fund may distribute proceeds during the Investment Period as permitted by applicable laws, rule and regulations. The Fund may invest in follow-on investments after the Investment Period and intends to hold up to 20% of the Fund’s net assets in reserve for purposes of such investments.

Fees and Expenses
The Fund bears its own operating expenses (including, without limitation, its offering expenses).

Investment Management Fee. The Fund pays an Investment Management Fee to the Adviser in consideration of the advisory and other services provided by the Adviser to the Fund. The Fund will pay the Adviser a quarterly Investment Management Fee equal to 2.00% on an annualized basis of the net assets of the Fund. The Investment Management Fee will be paid to the Adviser out of the Fund’s assets, and will therefore decrease the net profits or increase the net losses of the Fund.

Administration Fee. The Fund will pay UMB Fund Services, Inc. (the “Administrator”) an annual administration fee equal to $________ (the “Fund Administration Fee”). The Administration Fee will be paid on a quarterly basis. The Administration Fee will be paid to the Administrator out of the assets of the Fund and will therefore decrease the net profits or increase the net losses of the Fund. The Fund will also reimburse the Administrator for certain out-of-pocket expenses.

Distributions
The Fund may make distributions to Members at least annually, or more frequently, at the Fund’s discretion, as permitted by applicable laws, rules and regulations. If the Fund makes a distribution, the Fund will distribute cash available for distribution, if any, pro rata, among the Members.

Eligible Investors
Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). To qualify, a natural person must generally have (i) an individual or joint net worth with that person’s spouse of $1,000,000, or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year, and a company must generally have total assets in excess of $5,000,000. Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.” Existing Members who request to purchase additional Units will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to the additional purchase. See “INVESTOR QUALIFICATIONS.”

Transfer Restrictions
A Member may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) its Units (or a portion thereof) only (1) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Member; or (2) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). Unless counsel to the Fund confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally will not consider consenting to a transfer of Units unless the transfer is: (1) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities); (2) to members of the transferring Member’s immediate family (siblings, spouse, parents or children); or (3) a distribution from a qualified retirement plan or an individual retirement account. In connection with any request to transfer Units, the Fund may require the Member requesting the transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Member and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “TRANSFERS OF INTERESTS.”

Taxes
The Fund will receive an opinion of counsel that, for federal income tax purposes, it will be treated as a partnership and not as a corporation, and also that it will not be treated as a publicly traded partnership taxable as a corporation. Each Member will be required to include in the Member’s U.S. federal taxable income the Member’s allocable share of the Fund’s taxable income each year, regardless whether the Fund makes a distribution to the Member in that year. In addition, for a variety of reasons, a Member’s allocation of taxable income of the Fund in any year may be more or less than the amount of net profits allocated to the Member’s capital account for that year and more or less than the cash distributed to a Member.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “TAXES—Certain Tax Considerations.”

Investors should consult their own tax advisers with respect to the specific tax consequences of the purchase, ownership and disposal of Units and/or the filing requirements, if any, associated with the purchase, ownership and disposal of Units, in light of the Investor’s particular circumstances.

ERISA Plans and Other Tax-Exempt Entities
Prospective investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and/or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts, and Keogh plans, may purchase Units. Because of the Fund’s registration under the Investment Company Act, the Fund’s assets will not be considered “plan assets” for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. See “ERISA CONSIDERATIONS.”

Because the Fund may incur debt in connection with the purchase of securities, futures and other investments, and because some of the investments of the Fund may be in pass-through entities that conduct trades or businesses, the Fund may generate income that is taxable to its tax-exempt Members as unrelated business taxable income (“UBTI”). A tax-exempt Member may also recognize UBTI if it incurs indebtedness to finance its investment in the Fund. The risk of UBTI may make an investment in the Fund undesirable for certain types of tax-exempt entities, including charitable remainder trusts. See “TAXES.”

An investment in the Fund by tax-exempt entities requires special consideration. Trustees or administrators of such entities are urged to review carefully the matters discussed in this Memorandum and to consult with their tax advisers prior to making an investment in the Fund. See “TAXES.”

Reports to Members
Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns. The Fund will furnish to Members such information as soon as practicable after receipt or determination of the necessary information. However, in the likely event that the Fund does not receive or determine all of the necessary underlying information on a timely basis, the Fund will be unable to provide such tax information to the Members for any given taxable year until after April 15 of the following year. Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state and local level.

The Fund anticipates sending Members an unaudited semi-annual report and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Members also will be sent statements and investment reports regarding the Fund’s operations each quarter.

Fiscal Year	The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on December 31.

CAPITAL CONTRIBUTIONS

Units are available to investors investing through accounts offered by registered investment advisers, as well as to direct investors, directors, officers and employees of the Investment Manager and its affiliates. The Fund is seeking Capital Contributions totaling $100 million. The Fund may, in the discretion of the Board, accept total Capital Contributions in excess of this amount. The minimum subscription amount for a Member is $25,000. The Board reserves the right to accept subscriptions of a lesser amount.

USE OF PROCEEDS

The proceeds from the sale of the Units, not including the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund as soon as practicable after receipt of such proceeds by the Fund. Prior to the Initial Closing, the Administrator will hold in escrow any subscription amounts received until such subscription amounts equal, in the aggregate, at least $20 million (the “Minimum Aggregate Subscription”). The Initial Closing will not occur (and therefore the Fund will not receive such proceeds) unless and until the Minimum Aggregate Subscription is received. The Fund expects that such proceeds will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable after receipt of such proceeds, consistent with market conditions and the availability of suitable investments. Such proceeds will be invested together with any interest earned in the Fund’s escrow account prior to the closing of the applicable offering. Delays in investing the Fund’s assets may occur because certain investments selected by the Adviser may provide infrequent opportunities to purchase their securities.

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities, money market funds or derivative instruments. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities, money market funds or derivatives to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

PLACEMENT AGENT

General.  Hatteras Capital Distributors, LLC (the “Placement Agent”), located at 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina, acts as placement agent to the Fund on a best-efforts basis, subject to various conditions, pursuant to a placement agent agreement ("Placement Agent Agreement") between the Fund and the Placement Agent. The Placement Agent is also responsible for selecting brokers and dealers in connection with the offering of Units and for negotiating the terms of any such arrangements. The Placement Agent is an affiliate of the Adviser.

Neither the Placement Agent nor any other party is obligated to buy from the Fund any of the Units. There is no minimum number of Units required to be purchased in the offering.

Investors in the Fund will be charged a placement fee of 8% of their subscription amount. The placement fee will be added to, rather than deducted from, the subscription amount. Up to 7% of the subscription amount (i.e., 87.5% of the placement fee) may be re-allowed by the placement agent to broker dealers selling the Fund. In addition, the Placement Agent and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Placement Agent) from time to time in connection with the placement of Units and/or the servicing of Unit holders. These payments will be made out of the Placement Agents and/or affiliates’ own assets and will not represent an additional charge to a Fund. The amount of such payments may be significant and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Units in the Fund over other investment options. No sales charge is expected to be charged with respect to investments by the Adviser and its affiliates, and their respective directors, principals, officers and employees and others in the Placement Agent’s sole discretion.

Pursuant to the Placement Agent Agreement, the Placement Agent is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the promotion of the offering of the Units. The Placement Agent Agreement also provides that the Fund will indemnify the Placement Agent and its affiliates and certain other persons against certain liabilities.

CLOSINGS.  The Initial Closing is expected to take place on or about April 1, 2009. The Fund may, as of the first day of each month on or prior to the date of the Final Closing admit one or more Members or permit any Member to increase its subscription (each such closing, together with the Final Closing, a Subsequent Closing). The Final Closing is expected to occur on December 1, 2009, or such later date as determined by the Board. The purchase price of Units sold on the Initial Closing will be $100 per Unit and thereafter the purchase price for Units will be based on the net asset value per Unit as of the date such Units are purchased. Fractions of Units will be issued to one one-thousandth of a Unit.

MANAGEMENT OF THE FUND

The Board of Managers

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Members. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (“Independent Managers”). See “BOARD OF MANAGERS AND OFFICERS” in the Fund’s SAI for the identities of the Managers and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser

Pursuant to the Investment Management Agreement, Hatteras Capital Investment Management, LLC, an investment adviser registered under the Advisers Act, will serve as the Fund’s Adviser. A discussion regarding the basis for the Fund Board’s approval of the Investment Management Agreement will be available in the Fund’s annual report for the period ending March 31, 2009.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The objective of the Fund is to achieve superior risk-adjusted returns by investing in venture-backed companies. Over long periods of time, venture capital investing has shown the potential to deliver attractive investment returns. The Adviser believes co-investing alongside top-tier venture capital firms is an effective strategy to participate in venture capital investments and presents a compelling opportunity to earn attractive returns. In addition, investing alongside top-tier venture capital firms could allow investors to mitigate some of the risks inherent in venture capital investments.

THE VENTURE CAPITAL OPPORTUNITY

As an investment strategy, venture capital has delivered superior investment returns over the long term. The Adviser believes opportunities exist in the venture capital marketplace today that could lead to similarly attractive long term returns.

VENTURE CAPITAL

The Adviser believes venture capital investing offers investors attractive risk-return characteristics within the broader private equity market. Venture capital contains many appealing qualities for sophisticated long-term investors seeking higher incremental returns than alternative public asset investments.

By investing alongside top-tier venture capital sponsors, investors can potentially mitigate some of the risks inherent in venture capital investments. Historically, top-tier venture capital managers have significantly outperformed their peers. By co-investing alongside these venture capital managers, investors may be able to benefit from their investment sourcing, due diligence, negotiations and investment selection.

The Adviser believes that current dynamics present opportunities for venture capital investors. High costs from increased regulatory scrutiny and continued investor caution following the Internet bubble have led emerging companies to wait longer before filing for IPOs in attempts to further build out their business models and achieve profitability. For many companies the growth capital from public offerings that aspiring companies have used in the past to expand their businesses is scarce and not as cost effective as it once was. As a result, a funding gap has widened between the capital provided by early stage investors and the point at which a company has developed enough scale to access the pubic markets. Increasingly, venture capital investors provide the growth capital that these companies need.

Consequently, the Adviser believes the combination of co-investing alongside top tier-venture capital sponsors along with trends in the venture capital industry creates the possibility of achieving attractive risk-adjusted returns.

INVESTMENT STRATEGY

The objective of the Fund is to achieve superior risk-adjusted returns by investing in venture-backed companies. Over time, venture capital investing has shown the potential to deliver superior investment returns.

Co-Investment Alongside Industry

The Fund will be a co-investor alongside top-tier venture capital firms (each a "Venture Sponsor"). These firms include:

• Kleiner Perkins Caulfield & Byers	• Morgenthaler Ventures
• Charles River Partners	• Velocity Interactive Group
• Benchmark Capital	• Rho Ventures
• New Enterprise Associates	• U.S. Venture Partners
• Draper Fisher Jurvetson	• Accel Partners
• August Capital	• Battery Ventures
• Norwest Venture Capital Partners	• Khosla Ventures
• Sequoia Capital

Establishment of Rules Based Investment Criteria

Exposure to venture capital investments further diversifies an investor’s portfolio and could potentially produce excess rates of return compared to investments in the public markets. However, historical statistics suggest that it is access to top-tier firms which acts as the critical element for achieving these superior investment returns. The Venture Sponsors gain access to good ideas and good entrepreneurs before many in the industry. However, even the best venture capitalists sometimes invest in firms that do not achieve a liquidity event. Such venture capitalists do not know with certainty which companies will falter and which will return multiples of invested capital.

Since venture capital involves a great deal of uncertainty, the Adviser developed a rules-based investment process, designed to complement the analysis done by the Venture Sponsors. This rules-based process attempts to increase the likelihood of investing in companies displaying certain performance characteristics and a strong likelihood of reaching a successful liquidity event. Similarly, the process attempts to decrease the chances of investing in companies that may not return capital. Some of the Investment Criteria seek to ensure investments made by the Fund are invested in companies that have an operating history, a product or service that has shown initial acceptance in the marketplace (defined by revenues) and that are moving towards producing positive cash flow within the foreseeable future. During normal market conditions, the Adviser will follow a rules-based portfolio construction process to guide the Fund’s investment strategy.

The Adviser believes each one of the aformentioned Venture Sponsors qualifies as a top-tier venture capital firm, and the portfolio should have co-investments with a number of different firms. Part of the rules-based criteria includes risk mitigating provisions such as the co-investment requirements.

The Adviser’s due diligence focus centers on validating the criteria listed below.
The Fund developed the following criteria to approve an investment in a venture capital opportunity (a “VC Opportunity”)):

Primary Investment Criteria (VC Opportunity must meet all five of the following):

•	The issuer of the security (“Issuer”) has received investment of at least $2,500,000 in the aggregate from at least one of the Venture Sponsors.

•	At least one of the Venture Sponsors will be investing in the same securities at the same price per share and substantially the same terms and conditions as the Fund.

•	The Issuer's use of proceeds will not be used in any way to make a cash payment to any Venture Sponsor or any other holder of 5% or more of the Issuer's outstanding capital stock.

•	The Fund’s investment will not exceed more than 50% of the stated size of the financing round.

•	The round of financing shall be at least $10 million in aggregate.

Secondary Investment Criteria (VC Opportunity must meet at least four of five of the following):

•	It is reasonable to expect that the Issuer will be cash flow break even for at least one calendar quarter within 24 months of the investment.

•	It is reasonable to expect that the issuer will generate revenues of at least $40 million in a continuous four quarter period, within 24 months of the investment.

•	The Fund's investment will not represent more than 10% of the post money fully diluted equity capitalization of the Issuer.

•	The round of financing will have at least a 1X senior liquidation preference to all other equity securities of the Issuer.

•	The Issuer will have at least two years of business operations.

The foregoing Primary and Secondary Investment Criteria are collectively the “Investment Criteria.” A VC Opportunity meeting the requirements of the Primary Investment Criteria and the Secondary Investment Criteria will have met all Investment Criteria.

INVESTMENT PROCESS

The investment process seeks to produce a diversified portfolio of venture-backed private companies with strong management teams, well-developed new products, and the potential to achieve a liquidity event within a reasonable time frame.

1. VERIFICATION PROCESS BY THE ADVISER

In connection with an investment, the Adviser will review the offering materials, together with the relevant documents governing the purchase and sale of the specific equity security, and the information in respect to upcoming road shows for the potential portfolio company to the Adviser.

The Adviser will conduct a verification examination to ensure the Investment Criteria are met. At least two members of a five-person Investment Committee will work on each VC Opportunity. These individuals are responsible for analyzing materials of the Issuer in order to verify that the VC Opportunity, under normal market conditions, meets the Investment Criteria.

2. INVESTMENT COMMITTEE OF THE ADVISER

Once the verification process has been completed, and the VC Opportunity is deemed to have met all of the above requirements, then the Investment Committee of the Adviser will meet to ensure final verification and approval. The five members of the Investment Committee must come to a unanimous agreement for the VC Opportunity to become part of the Fund's portfolio.

VC Opportunities that do not meet the Investment Criteria will not be approved by the Investment Committee. However, the Investment Committee will not invest in all VC Opportunities that meet the Investment Criteria. Under normal market conditions, the Investment Committee will consider factors such as, but not limited to, valuation, the Fund’s existing portfolio, and market conditions, in addition to the Rules Based Investment Criteria, before approving an investment.

The Investment Committee consists of David B. Perkins, Robert L. Worthington, Keith C. Nelson, J. Michael Fields and Matthew A. Lesesky.

INVESTMENT PERIOD

The Fund’s Investment Period is three years following the Initial Closing of the Fund. The Fund intends to reinvest proceeds returned within the Investment Period. However, the Fund may distribute proceeds during the Investment Period as permitted by applicable laws, rule and regulations. The Fund may invest in follow-on investments after the Investment Period and intends to hold up to 20% of the Fund’s net assets in reserve for purposes of such investments.

TERM

The Fund will continue until the date that is six years from the date of the Initial Closing, unless terminated earlier pursuant to the terms of the applicable LLC Agreement. The term may be extended for two one-year periods in the discretion of the Board.

CERTAIN RISK FACTORS

Risks Associated with the Venture Financings

Investment by the Fund in certain companies may involve a high degree of risk in that such companies may be in a relatively early-stage of development with little operating history and with a need for substantial additional capital to support expansion or to achieve or maintain a competitive position. Such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel.

The value of equity securities varies in response to many factors. Factors specific to the company, such as certain decisions by management or loss of a key executive, could result in a decrease in the value of a company’s securities. Factors specific to the industry in which the company participates, such as increased competition, can have a similar effect. The value of a company’s stock can also be adversely affected by changes in financial markets generally, such as an increase in interest rates or a decrease in consumer confidence, that are unrelated to the company itself or its industry.

Non-controlling interests are likely to involve risks that are not present in investments that constitute controlling interests. For example, such investments may not give the Fund the ability to influence the management of the company or to elect a representative to the company’s board of directors or other governing body. In addition, the management of the company or its shareholders may have economic or business interests which are inconsistent with those of the Fund and they may be in a position to take action contrary to the Fund’s objectives.

In addition, it is likely that the Fund’s investments will have limited liquidity since it is unlikely that a public market will exist for such investments. The Fund generally will not be able to sell the underlying securities publicly unless the sale is registered under applicable federal and state securities laws, or unless an exemption from such registration requirements is otherwise available.

Competition for Investment Opportunities

The Fund may be competing for investment opportunities with entities that have substantially greater financial and other resources. Those entities may be able to accept more risk than the Fund can prudently manage. Similarly, those entities may be willing to accept a lower return on investment than the Fund’s desired return. Competition generally may reduce the number of suitable investment opportunities available to the Fund, increase the prices at which securities may be purchased and increase the bargaining power of companies issuing securities. No assurances can be given that such competition will not adversely affect the Fund’s ability to make investments and generate revenues or that the Fund will be able to fully invest its capital available for investment.

Unidentified Investments

As of the date of this Memorandum, the Fund has not yet identified transactions for potential investment. With respect to the investment of the Fund’s capital, prospective Members must rely upon the ability of the Fund, based upon advice provided by the Adviser, to select appropriate investments on behalf of the Fund. Prospective Members will not have the opportunity to personally evaluate the relevant economic, financial, and other information which will be utilized by the Fund and the Adviser in their selection and evaluation of investments. The pace at which the Adviser will identify appropriate VC Opportunities and make investments is uncertain. As a result, from time to time, it is possible the Fund will not be fully invested in VC Opportunities, which could adversely impact the Fund’s ability to achieve its return objective.

Derivatives

The Adviser may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives may permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund

If the Adviser invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Possible Lack of Diversification; Industry Concentration Risk

While diversification is an objective of the Fund, there is no assurance that it will be achieved. The Fund is not subject to diversification constraints or benchmarks.

The Fund will not be subject to industry concentration restrictions on its investments and, in some cases, may invest a significant portion of its capital in a single industry or group of related industries. If there is an industry in which the Fund concentrates its investments, the Fund may be subject to greater investment risk as companies engaged in similar businesses are more likely to be similarly affected by any adverse market conditions and other adverse industry-specific factors.

Conflicts of Interest

The operation and management of the Fund may create certain conflicts of interest. In connection with the Adviser’s services to the Fund, the Adviser will be paid an Investment Management Fee. The Fund has been and will be subject to conflicts of interest in establishing those fees.

Affiliates of the Adviser provide investment advisory and other services to clients other than the Fund. In addition, investment professionals associated with the Adviser may carry on investment activities for their own accounts and the accounts of other persons (collectively with other accounts managed by the Adviser and its affiliates, “Other Accounts”). As a result of the foregoing, the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities and their time between the Fund and Other Accounts.

However, it is the policy of the Adviser that investment decisions for the Fund and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage and that investment transactions and opportunities be fairly allocated among their clients, including the Fund.

By having made an investment in the Fund, a Member is deemed to have acknowledged and assented to the existence of potential conflicts of interest related to the Fund.

Newly Organized Entities

The Fund is newly organized and has no operating history from which Members may evaluate the likelihood of successful performance of the Fund. Personnel of the Adviser have experience in managing other investment funds; however, the investment experience of the Fund is expected to differ from the investment experience of such other funds.

Anti-Money Laundering

If the Fund or any governmental agency believes that the Fund has sold Units to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of federal, international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund or such governmental agency may freeze the assets of such person or entity invested in the Fund. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

Inability to Vote

In order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of any portfolio company. This limitation on owning voting securities is intended to ensure that the portfolio company is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may, among other things, potentially impose limits on transactions with the portfolio company, both by the Fund and other clients of the Adviser. To limit its voting interest in certain portfolio companies, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a portfolio company. Other investment funds or accounts managed by the Adviser may also waive their voting rights in a particular portfolio company. Subject to the oversight of the Fund Board, the Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Adviser and its other clients in the particular portfolio company. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain portfolio company. However, to the extent the Fund contractually forgoes the right to vote the securities of a portfolio company, the Fund will not be able to vote on matters that require the approval of the shareholders of the portfolio company, including matters adverse to the Fund’s interests.

There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of a portfolio company. In these circumstances, transactions between the Fund and a portfolio company may, among other things, potentially be subject to the prohibitions of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Income Tax Risks

The following are just a few tax aspects investors should consider in evaluating the Units for purchase. See “TAXES and “ERISA CONSIDERATIONS” for a discussion of various tax aspects of this Offering.

(a) Loss of Partnership Status. The Fund intends to be classified as a Partnership for federal and state income tax purposes. If the Fund were to lose that status and be subject to tax as a corporation, it would be subject to federal and state income taxes reducing the amounts available to the Members.

(b) Income Tax Risk Associated with Limited Distributions during Investment Period. Each Member will be required to report on its federal income tax return, and will be taxed upon, its allocable share of each item of the Fund’s income, gain, loss, deduction and credit for each taxable year of the Fund ending with or within the Member’s taxable year. Each item generally will have the same character as though the Member realized the item directly. Members must report these items regardless of the extent to which, or whether, they receive cash distributions from the Fund for such taxable year. As the Fund is not obligated to make distributions during the Investment Period, Members may recognize taxable income in a given year, the taxes on which will be in excess of any distributions from the Fund during that year.

(c) Risk of Audit of the Fund; Penalties and Interest. An audit of any of the tax returns of the Fund may result in adjustments to its tax returns, and this would require an adjustment to each Member’s personal tax return. An audit may also result in an audit of nonpartnership items on a Member’s tax return. Any audit of a Member’s return may involve substantial accounting and/or legal fees and other costs to him, her or it for which he, she or it will have no right to reimbursement from the Fund. NO REPRESENTATION OR WARRANTY OF ANY KIND IS MADE WITH RESPECT TO THE DEDUCTIBILITY OR THE CAPITALIZATION OF ANY ITEM BY THE FUND OR A MEMBER. Pursuant to the partnership audit procedures, items of partnership income, gain, loss, deduction and credit will be determined at the partnership level in a unified partnership audit. In addition, the “tax matters partner” is permitted to extend the statute of limitations with respect to tax items attributable to the Fund by agreement with the Internal Revenue Service (“IRS”) on behalf of the Fund without the consent of the Members. See “TAXES” and “ERISA CONSIDERATIONS.”

(d) Unrelated Business Taxable Income. The Fund may generate unrelated business taxable income. Accordingly, entities exempt from federal income tax should consult their tax advisors as to the tax consequences of investing in the Fund.

BECAUSE THIS ONLY DISCUSSES A FEW TAX ASPECTS AND BECAUSE THE TAX ASPECTS OF THE OFFERING ARE COMPLICATED AND CERTAIN OF THE TAX CONSEQUENCES MAY DIFFER MARKEDLY FOR DIFFERENT MEMBERS, PROSPECTIVE SUBSCRIBERS SHOULD CONSULT THEIR OWN TAX ADVISERS IN EVALUATING THE TAX ASPECTS OF AN INVESTMENT IN THE FUND TAKING INTO ACCOUNT THEIR PARTICULAR CIRCUMSTANCES.

Limited Transferability and Illiquidity of Units

Purchase of the Units should be considered a long-term investment. Transfer of the Units is subject to significant restrictions. The Units will not be registered under the Securities Act by reason of specific exemptions under the provisions of that Act, which depend, in part, upon the agreement of the purchasers not to transfer their Units except under certain circumstances, including registration of the Units under the Securities Act. It is not contemplated that such registration will ever be effected. Sales or other transfers of the Units may be made only in compliance with the Securities Act, applicable state securities laws and certain limitations set forth in the LLC Agreement. See “TRANSFERS OF INTERESTS.” The Units will be “restricted securities” within the meaning of Rule 144 under the Securities Act; however, it is not expected that the public sale provisions of Rule 144 (even if a trading market existed) would be available because the Fund does not intend to make the requisite information available.

Because of these restrictions and the absence of a public market for the Units, a Member may be unable to liquidate his, her or its investment even though his, her or its personal financial circumstances would make liquidation advisable or desirable. The Units will not be readily acceptable as collateral for loans and the Units are not permitted to be pledged as collateral for loans. Moreover, even if a Member were able to dispose of his, her or its Units, adverse tax consequences could result. See “TAXES” and ERISA CONSIDERATIONS.”

Limitation on Participation in Management

The Fund will be managed exclusively by the Board. Members have no right to participate in the management of the Fund or to otherwise participate in making decisions that may materially affect the value of their investments.

Dependence on Adviser

The Adviser will invest the assets of the Fund, and the Adviser has the sole authority and responsibility for the selection of investments. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the objective of the Fund. Members will not have an opportunity to evaluate the specific investments made by the Adviser or the terms of any such investments.

Reliance on Key Personnel of the Adviser

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Adviser. If one or more of the key individuals leaves the Adviser, the Adviser may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Exculpation and Indemnification

Certain exculpation provisions in the LLC Agreement may limit the rights of action otherwise available to the Members against the Fund absent such limitations. The Fund is also responsible for indemnifying the Members of the Board for any losses or damage incurred by it except for losses incurred by the Fund primarily attributable to its gross negligence or willful misconduct.

The foregoing risk factors and the discussions in the SAI relating to various risks associated with the Fund and the Units do not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Memorandum, the SAI, and the LLC Agreement, and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s portfolio develops and changes over time, an investment in the Fund may be subject to additional and different risk factors not currently contemplated or described in this Memorandum.

In view of the risks noted above, the Fund should be considered a speculative investment and investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various investments selected will produce positive returns or that the Fund will achieve its investment objective.

OUTSTANDING SECURITIES

As of the date of this Memorandum there were no outstanding Units in the Fund.

INVESTOR QUALIFICATIONS

Each prospective investor in the Fund will be required to certify that it is a U.S. person for federal income tax purposes, an “accredited investor” within the meaning of Rule 501 under the Securities Act. To qualify, a natural person must generally have (i) an individual or joint net worth with that person’s spouse of $1,000,000, or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year, and a company must generally have total assets in excess of $5,000,000. Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Members who wish to request to purchase additional Units will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to the additional purchase. An investment in the Fund may not be appropriate for certain types of tax-exempt entities, including CRUTs. Tax-exempt entities should consult with their tax advisers prior to making an investment in the Fund.

REPURCHASES OF INTERESTS

No Right of Redemption

No Member (or other person holding Units acquired from a Member) will have the right to require the Fund to redeem its Units. No public market exists for the Units, and none is expected to develop. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below, or through the receipt of distributions by the Fund.

Mandatory Redemption by the Fund

In accordance with the terms and conditions of the LLC Agreement, the Fund may cause a mandatory redemption of all or some of the Units of a Member, or any person acquiring Units from or through a Member, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) its Units have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Member; (ii) ownership of the Units by such Member or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Units by such Member may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true, or the Member has breached any covenant made by it in connection with the acquisition of Units; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Units in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Member.

TRANSFERS OF INTERESTS

No person shall become a substituted Member of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Units held by Members may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Unless counsel to the Fund confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally will not consider consenting to a transfer of Units unless the transfer is: (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities); (ii) to members of the transferring Member’s immediate family (siblings, spouse, parents, or children); or (iii) a distribution from a qualified retirement plan or an individual retirement account.

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “INVESTOR QUALIFICATIONS.” Notice of a proposed transfer of Units must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Units, the Fund may require the Member requesting the transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Units by a Member (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Units, the balance of the capital account of each of the transferee and transferor is less than $25,000. Each transferring Member and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Units by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member, will be entitled to the allocations and distributions allocable to the Units so acquired, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC Agreement. If a Member transfers Units with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.

By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the LLC Agreement or any misrepresentation made by that Member in connection with any such transfer.

CALCULATION OF NET ASSET VALUE; VALUATION

The Fund shall maintain a separate capital account on its books for each Member. As of any date, the capital account of a Member shall be equal to the Net Asset Value per Unit as of such date, multiplied by the number of Units then held by such Member. Any amounts charged or debited against a Member’s capital account under the Fund’s ability to allocate special items, and to accrue reserves, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as a partial redemption of such Member’s Units for no additional consideration as of the date on which the Board determines such charge or debit is required to be made, and such Member’s Units shall be reduced thereby as appropriately determined by the Fund. Any amounts credited to a Member’s capital account under the Fund’s ability to allocate special items and to accrue reserves, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as an issuance of additional Units to such Member for no additional consideration as of the date on which the Board determines such credit is required to be made, and such Member’s Units shall be increased thereby as appropriately determined by the Fund.

The Valuation Committee of the Adviser oversees the valuation of the Fund’s investments in accordance with written policies and procedures (the “Valuation Procedures”) that the Board has approved for purposes of determining the fair value of securities held by the Fund.

In general, fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Board, in consultation with the Administrator, will reevaluate the Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Although the Valuation Procedures approved by the Board provide that the Adviser will review the valuations provided by the Administrator, neither the Adviser nor the Administrator will be able to confirm independently the accuracy of any unaudited valuations provided.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board and/or the Adviser regarding appropriate valuations should prove incorrect. The Fund may desire to dispose of an investment, but be unable to dispose of such investment, and could therefore be obligated to continue to hold the investment for an extended period of time. In such a case, the Administrator, upon consultation with the Adviser, may continue to value the investment in accordance with the Valuation Procedures and may, if so instructed by the Adviser, in its sole discretion, discount the value of the investment, if applicable, in accordance with the Valuation Procedures.

DISTRIBUTIONS

The Fund may make distributions to Members at least annually, or more frequently, at the Fund’s discretion, as permitted by applicable laws, rules and regulations. Any distributions to Members will be made pro-rata.

TAXES

Certain Tax Considerations

This is a summary written to support the marketing of Units in the Fund. It is not intended to be used, and cannot be used, for the purpose of avoiding penalties that may be imposed on an investment in the Fund. You are therefore urged to seek advice based on your particular circumstances from an independent tax advisor.

Introduction

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Units. Because the federal income tax consequences of investing in the Fund will vary from Member to Member depending on each Member’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, insurance companies, entities exempt from federal income tax, regulated investment companies, dealers in commodities and securities and pass-through entities). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. This summary only discusses tax considerations applicable to United States Persons. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences) other than those arising under the federal income tax. You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Units.

The following summary is based upon the Code, as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or its Members will continue to be as described herein.

Treatment as Partnership. The Fund will receive an opinion of Drinker Biddle & Reath LLP, legal counsel to the Fund, that based on the provisions of the Code and Treasury Regulations, as in effect on the date of the opinion, other current applicable authority, and certain representations of the Fund, the Fund will be treated as a partnership for U.S. federal income tax purposes and not as a corporation.

Under applicable Treasury Regulations, entities such as the Fund are generally classified as partnerships for U.S. federal income tax purposes unless they file an election with the IRS to be classified instead as a corporation. The Fund does not intend to file such an election.

Notwithstanding an entity’s classification as a partnership for federal income tax purposes, it may still be taxable as a corporation under Section 7704 of the Code if it is a “publicly traded partnership.” A publicly traded partnership is a partnership the interests of which are traded on an established securities market or which are “readily tradable on a secondary market (or the substantial equivalent thereof).” Under applicable Treasury Regulations, interests in a partnership are considered readily tradable on the substantial equivalent of a secondary market if, taking into account all facts and circumstances, the partners are readily able to buy, sell, exchange or redeem their interests in a manner that is economically comparable to trading on an established securities market. The opinion provided to the Fund by Drinker Biddle & Reath LLP will include an opinion that the Fund will not be a publicly traded partnership taxable as a corporation for federal income tax purposes, because, taking into account the facts and circumstances, the Members of the Fund are not readily able to buy, sell, exchange or redeem their interests in such a manner.

Pass-Through of Partnership Tax Items. The Fund and the entities in which the Fund invests that are treated as partnerships for federal income tax purposes will not be subject to federal income tax. Instead, each Member will be required to take into account the Member’s allocable share of all items of the Fund’s income, gain, loss, deduction and credit, whether or not distributed. The Fund will file a federal partnership information return reporting its operations for each calendar year and will provide each Member and the IRS with a Schedule K-1 indicating the Member’s allocable share of the Fund’s income, gain, losses, deductions and credits. Although the Fund believes that the allocation of those tax items in accordance with the LLC Agreement will be consistent with federal income tax law, it is possible that, upon audit, the IRS and/or a court may disagree with this position and require changes to those allocations.

Under the LLC Agreement, the net appreciation or depreciation of the Fund for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for federal income tax purposes. The LLC Agreement provides that items of taxable income, deduction, gain, loss or credit actually recognized by the Fund for federal income tax purposes for each taxable year generally are to be allocated for federal income tax purposes among the Members pursuant to the principles of Treasury Regulations issued under Sections 704(b) and 704(c) of the Code, to reflect equitably the amounts of net appreciation or depreciation of the Fund allocated to each Member’s capital account for the current and prior taxable years.

The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property (including cash) to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754 of the Code. A partnership, in its sole discretion, may make such an election. Any such election, once made, cannot be revoked without the Service’s consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Fund does not currently intend to make a Section 754 election. Nonetheless, downward (but not upward) basis adjustments of this sort are mandatory upon distributions of partnership property and transfers of partnership interests under certain circumstances.

The Adviser will be the “tax matters partner” of the Fund. As such, the Adviser will be the Member primarily responsible for dealing with the IRS and resolving disputes over Fund tax items, even though those items affect the tax liabilities of Members. Each partnership decides how to report the tax items on its information returns, and all partners are required under the Code to treat the items consistently on their own returns, unless they file a statement with the IRS disclosing the inconsistency. The Adviser, as tax matters partner of the Fund will have considerable authority to make decisions affecting the tax treatment and procedural rights of all Members, including the authority to extend the statute of limitations relating to all Members’ tax liabilities with respect to Fund items and to bind certain Members to settlement agreements.

Restrictions on Use of Tax Deductions and Losses. The activities of any pass-through entities in which the Fund invests will generally constitute “passive activities” for Members. Accordingly, net operating losses from those activities (including interest expense attributable to those investments) will generally be subject to the “passive activity” limitations for all Members who are individuals, trusts, estates or certain closely-held corporations (and in the case of any such persons who invest, directly or indirectly, in a Member that is itself a partnership or S corporation). Under these limitations, losses attributable to a passive activity are generally deductible only against passive activity income until such time as the passive activity is disposed of.

To the extent the Fund invests in companies that are not structured as pass-through entities, it is anticipated that a portion of the Fund’s direct and indirect expenses, including the Investment Management Fee, may be investment expenses rather than trade or business expenses, with the result that any individual, trust or estate that is a Member (directly or through a partnership or other pass-through entity) will be entitled to deduct an allocable share of such expenses only to the extent that this share, together with the person’s other miscellaneous itemized deductions, exceeds 2% of the individual’s adjusted gross income. An overall limitation on itemized deductions may apply to disallow up to 80% of certain otherwise allowable itemized deductions of such investors with adjusted gross incomes exceeding certain amounts. Investment expenses are also nondeductible for alternative minimum tax purposes.

Each Member will be allocated a proportionate share of organizational expenses incurred by the Fund and any placement fees incurred by the Fund with respect to sales of interests in the Fund. In general, organizational expenses will be allowed as a deduction ratably over 180 months. No deduction is allowed for placement fees.

A noncorporate taxpayer is not permitted to deduct “investment interest” in excess of “net investment income.” “Net investment income” generally includes all gross income of the taxpayer from property held for investment and, under certain circumstances, net gain attributable to the disposition of property held for investment. This limitation could apply to limit the deductibility of interest paid by a noncorporate investor (directly or through a partnership or other pass-through entity) on indebtedness incurred to finance an investment in the Fund or the deductibility of the investor’s share of interest expense (if any) of the Fund.

In addition, a Member’s ability to deduct the Member’s allocable share of the losses and expenses of the Fund may, in some circumstances, be limited under one or more other provisions of the Code, including the “at risk” rules and the “basis” limitations. There can be no assurance that any such losses or expenses will produce a tax benefit in the year incurred or that they will be available to offset a Member’s share of income in subsequent years.

Distributions. Cash distributions (including distributions of certain “marketable securities” treated as cash distributions) from the Fund to Members are generally not taxable. Distributions reduce a Member’s basis in its interest and to the extent such cash distributions exceed the Member’s adjusted basis in its Units, the Member will recognize gain. Distributions (other than liquidating distributions) of property other than cash (and certain marketable securities) will reduce the adjusted basis (but not below zero) of a Member’s Units by the amount of the Fund’s adjusted basis in such property immediately before its distribution. Decreases in a Member’s share of the Fund’s liabilities are treated as cash distributions.

Basis. A Member’s adjusted basis in its Units is, in general, equal to the amount of cash and the adjusted tax basis of any property the Member has contributed to the Fund, increased by the Member’s allocable share of income and liabilities of the Fund, and decreased by the Member’s distributions and allocable share of losses and reductions in Fund liabilities.

Taxable disposition of Units. A Member that sells an interest in the Fund in a taxable transaction or receives cash distributions in excess of its basis generally will recognize gain or loss equal to the difference, if any, between the adjusted basis of the interest and the amount realized from the sale or disposition or the amount of any distribution in excess of its adjusted basis. The amount realized on a sale or other disposition will include the Member's share of the Fund’s liabilities outstanding at the time of the sale or exchange. Gain or loss recognized will generally be capital gain or loss if the interest was held as a capital asset and will be long-term capital gain or loss if the interest was held for more than one year on the date of such sale or exchange. However, under Section 751 of the Code, a Member may recognize ordinary income or loss on a sale or distribution if the Fund owns certain ordinary income assets.

Capital Gain, Dividend and Qualified Small Business Stock Tax Rates. The Fund expects that any gains or losses from sales or exchanges of investments typically will be capital gains and capital losses. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment.

The maximum ordinary statutory income tax rate for individuals is currently 35% and, in general, the maximum statutory income tax rate for long-term capital gains recognized by individuals is currently 15%. This 15% rate, however, is set to expire for taxable years beginning after December 31, 2010, at which time the rate is scheduled to increase to 20%. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000; unused capital losses may be carried forward indefinitely but may not be carried back. For corporate taxpayers, the maximum income tax rate is 35% and there is no special rate for capital gains. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

Under Section 1202 of the Code, non-corporate taxpayers that, directly or indirectly through an entity such as the Fund, hold qualified "small business stock" for more than 5 years may exclude 50% of any gain recognized upon a sale or exchange of such stock from their taxable income. For each non-corporate taxpayer, the amount of gain eligible for the 50% exclusion generally is limited to the greater of: (i) 10 times the investor’s basis in the stock or (ii) a total of $10 million with regard to stock in the issuing corporation. The balance of any eligible gain is subject to tax at a maximum capital gains rate of 28%. Under the Alternative Minimum Tax Rules (“AMT”), 7% of the 50% exclusion is a preference item added back in calculating the AMT.

Small business stock is defined as stock acquired at original issue from a “qualified small business corporation”. A qualified small business corporation is a domestic "C" corporation that, at all times before and immediately after issuing the stock in question, has gross assets of no more than $50,000,000 and meets certain other requirements including an active business requirement.

A corporation that meets the requirement at the time of issuance may fail to meet the requirements at a later date and thus its stock would not qualify for the exclusion. Accordingly, it is possible that none of the stock acquired directly or indirectly by the Fund will qualify for the 50% exclusion.

Rollover for Qualified Small Business Stock. If the Fund owns qualified small business stock as described above and holds such stock for at least six months, then pursuant to Section 1045 of the Code, a non-corporate taxpayer may exclude any gain on the sale of such stock to the extent the amount realized on the sale is reinvested within 60 days of the sale in qualified small business stock. Any excluded gain is “rolled over” into the newly acquired stock and may be recognized when such stock is sold. You should consult your tax advisor as to the application of Section 1045 to an investment in the Fund.

State and Local Taxes. In addition to the federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member’s allocable share of net taxable income or loss of the Fund generally will be required to be included in determining the Member’s reportable income for state and local tax purposes in the jurisdiction in which the Member is resident. Also, to the extent that the Fund invests in pass-through entities, Members will in many cases be subject to income tax in states in which those entities have facilities or employees, on income attributable to those entities. In the case of individual investors, taxes paid to those other states will generally be creditable to some extent against the individuals’ state income tax liability in the state of residence.

Returns. Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns. The Fund will furnish to Members such information as soon as practicable. However, it is possible that the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year. Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state and local level.

ERISA Plans and Other Tax-Exempt Members. Organizations generally exempt from U.S. federal income tax under Section 501(a) of the Code, including certain ERISA plans and section 501(c)(3) organizations, are subject to the tax on UBTI imposed by Sections 512 and 514 of the Code. UBTI arises primarily as income from an unrelated trade or business regularly carried on or as income from property as to which there is acquisition indebtedness. Acquisition indebtedness may include indebtedness incurred by the Fund and any pass-through entities in which the Fund invests, as well as indebtedness incurred to acquire an interest in the Fund.

Foreign Taxation It is possible that certain amounts received from sources within foreign countries will be subject to withholding or other taxes imposed by those countries. Tax treaties between certain countries and the United States may potentially reduce or eliminate certain of those taxes, but it may not be administratively feasible to claim those benefits, and the Adviser will have sole discretion whether the Fund will apply for benefits on behalf of itself or the Members under any tax treaty. The Fund will inform Members of their proportionate share of the foreign income and withholding taxes, if any, paid by the Fund, or by operating companies in which the Fund invests that are treated as pass-through entities for U.S. federal income tax purposes. Members will generally be required to include those foreign tax amounts in their income for U.S. federal income tax purposes, and entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of those foreign taxes in computing their federal income taxes. The availability of any such foreign tax credits may be reduced, however, to the extent that the foreign tax liabilities could have been reduced under a tax treaty even though the Fund concluded that the claiming of those tax treaty benefits was not administratively feasible.

Foreign Investors Members who are not United States persons such as most non resident aliens, Foreign Corporations and Foreign Trusts will be subject to United States income tax only to the extent that the Fund is engaged in a United States trade or business or has certain types of investment income not connected with the conduct of a United States trade or business such as dividends and interest. In general investment income not connected with a United States trade or business is subject to a 30% withholding tax which the fund will withhold from a Member’s share of income. This withholding tax may be reduced if the Member is a resident of a county that has in force an income tax treaty with the United States. Also interest income received by the Fund from United States sources may qualify for an exemption from withholding tax for portfolio interest. In order to take advantage of any treaty exemption or the exemption for portfolio interest, a foreign Member must provide to the Fund a properly completed IRS Form W-8 BEN.

A foreign person is generally not subject to tax on U.S. source capital gains unless an individual is present in the United States for 183 days or more during the taxable year.

If the Fund is engaged in a United States trade or business, a foreign person will be subject to United States income tax on its allocable share of the Fund’s income derived from such trade or business, in the same manner as a United States person and would be required to file a United States income tax return. The Fund will be required to withhold taxes on a Foreign Member share of the Fund’s of any income that is derived from a United States trade or business.

The Fund does not expect to directly be engaged in a United States trade or business, except to the extent it receives certain types of fees. However, if the Fund invests in “pass through” entities, such as partnerships, that are engaged in a United States trade or business, then the Fund and the Members will be deemed to be engaged in a United States trade or business. Additionally, if the Fund recognizes gain from a United States Real Property interest, such gain will generally be treated as income effectively connected with a United States trade or business. In addition a foreign person may be subject to state and local taxes in states and localities where any income is earned.

A Foreign person should consult with its tax advisor as to the United States tax consequences of an investment in the Fund including income and estate tax consequences.

THE TAX AND OTHER MATTERS DESCRIBED IN THIS MEMORANDUM DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS.

ERISA CONSIDERATIONS

ERISA and the Code impose certain requirements on employee benefit plans to which ERISA applies (“ERISA Plans”), and on those persons who are fiduciaries with respect to such ERISA Plans. The Code imposes certain requirements on certain other plans (such as individual retirement accounts and Keogh plans) (and their fiduciaries) that, although not subject to ERISA, are subject to certain similar rules of the Code (“Non-ERISA Plans”). (Such ERISA Plans and such Non-ERISA Plans, are referred to collectively as “Plans.”). In accordance with ERISA’s general fiduciary standards, before investing in the Fund, an ERISA Plan fiduciary should determine whether such an investment is permitted under the governing ERISA Plan instruments and is appropriate for the ERISA Plan in view of its overall investment policy and the composition and diversification of its portfolio. Moreover, ERISA and/or the Code require that certain reporting and disclosure be made with respect to Plan assets, that Plan assets generally be held in trust, and that the indicia of ownership of ERISA Plan assets be maintained within the jurisdiction of the district courts of the United States. Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan. See “TAXES.”

Unless statutory or administrative exemptions are available, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan (“parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries. These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of the Plans’ investment in the entity. Certain prospective Plan investors may currently maintain relationships with the Adviser and/or entities that are affiliated with the Fund and, as a result, one or more of such entities may be deemed to be a “party in interest” or “disqualified person” with respect to (including a fiduciary of) any such prospective Plan investor.

Because the Fund will be registered as an investment company under the Investment Company Act, the assets of the Fund will not be deemed to constitute Plan assets.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to the requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND’S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY A PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

BY ITS PURCHASE OF THE INTERESTS BY A PLAN, EACH OF THE PLAN INTEREST HOLDERS WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED (AS APPLICABLE) THAT (A) THE INVESTMENT BY AN ERISA PLAN INTEREST HOLDER IN THE FUND IS PRUDENT FOR THE ERISA PLAN (TAKING INTO ACCOUNT ANY APPLICABLE LIQUIDITY AND DIVERSIFICATION REQUIREMENTS OF ERISA), (B) THE INVESTMENT IN THE FUND IS PERMITTED UNDER ERISA, THE CODE, OTHER APPLICABLE LAW, AND THE GOVERNING PLAN DOCUMENTS, (C) NEITHER THE ADVISER NOR ANY OF ITS AFFILIATES HAS ACTED AS A FIDUCIARY UNDER ERISA WITH RESPECT TO SUCH PURCHASE, (D) NO ADVICE PROVIDED BY THE ADVISER OR ANY OF ITS AFFILIATES HAS FORMED A PRIMARY BASIS FOR ANY INVESTMENT DECISION BY AN ERISA PLAN INTEREST HOLDER IN CONNECTION WITH SUCH PURCHASE, AND (E) THE PURCHASE, HOLDING AND DISPOSITION OF THE INTEREST WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (WITH RESPECT TO ANY OTHER EMPLOYEE BENEFIT PLAN) ANY MATERIALLY SIMILAR PROVISIONS OF OTHER LAW.

Hatteras VC Co-Investment Fund II, LLC

8540 Colonnade Center Drive
Suite 401
Raleigh, NC 27615
888.363.2324

Adviser	Fund Counsel
Hatteras Capital Investment	Drinker Biddle & Reath LLP
Management, LLC	One Logan Square
8540 Colonnade Center Drive	18th & Cherry Streets
Suite 401	Philadelphia, PA 19103
Raleigh, NC 27615

Placement Agent	Independent Registered Public
Hatteras Capital Distributors, LLC	Accounting Firm
8540 Colonnade Center Drive
Suite 401
Raleigh, NC 27615

Transfer Agent / Administrator
UMB Fund Services, Inc.
803 W Michigan
Milwaukee, WI 53233

Custodian Bank
UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, Mo. 6410

APPENDIX A

HATTERAS VC CO-INVESTMENT FUND II, LLC

LIMITED LIABILITY COMPANY AGREEMENT

THIS LIMITED LIABILITY COMPANY AGREEMENT of Hatteras VC Co-Investment Fund II, LLC (the “Fund”) is dated and effective as of ______________, 2008 by and among Hatteras Capital Investment Management, LLC (“HCIM”), each member of the Board of Managers of the Fund, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

W I T N E S S E T H :

WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of November 7, 2008 and filed with the Secretary of State of the State of Delaware on November 7, 2008;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

For purposes of this Agreement:

Section 1.1 “Administration Agreement” means the administration agreement entered into between the Administrator and the Fund under which the Administrator will provide certain administrative services to the Fund in exchange for certain fees, as amended or restated from time to time.

Section 1.2 “Administration Fee” means the fee paid to the Administrator for its services out of the Fund’s assets.

Section 1.3 “Administrator” means UMB Fund Services, Inc., or any person who may hereafter, directly or indirectly, succeed or replace UMB Fund Services, Inc. as the administrator of the Fund.

Section 1.4 “Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Section 1.5 “Affiliate” means “affiliated person” as such term is defined in the Investment Company Act.

Section 1.6 “Agreement” means this Limited Liability Company Agreement, as amended or restated from time to time.

Section 1.7 “Board of Managers” means the Board of Managers established pursuant to Section 2.6 hereof.

Section 1.8 “Capital Account” means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.4 hereof.

Section 1.9 “Capital Contribution” means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

Section 1.10 “Certificate” means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Section 1.11 “Code” means the United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

Section 1.12 “Confidential Information” shall have the meaning set forth in Section 8.11.

Section 1.13 “Delaware Act” means the Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

Section 1.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Section 1.15 “Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund’s rights against any person or entity; costs and expenses for indemnification or contribution payable by the Fund to any person or entity (including, without limitation, pursuant to the indemnification obligations described under Section 3.7 of this Agreement); expenses of a reorganization, restructuring or merger of the Fund; expenses of holding, or soliciting proxies for, a meeting of Members (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

Section 1.16 “Final Closing Date” shall have the meaning set forth in Section 2.7.

Section 1.17 “Fiscal Year” means the period beginning on the commencement of operations of the Fund and ending on the first March 31 following such date, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board of Managers shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

Section 1.18 “Form N-2” means the Fund’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Section 1.19 “Fund” means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Section 1.20 “HCIM” means Hatteras Capital Investment Management, LLC.

Section 1.21 “Independent Managers” means those Managers who are not “interested persons” of the Fund as such term is defined in the Investment Company Act.

Section 1.22 “Initial Closing Date” means the first date on or as of which a Member other than HCIM is admitted to the Fund.

Section 1.23 “Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Section 1.24 “Investment Management Agreement” means the investment management agreement entered into between the Fund and the investment adviser of the Fund, as amended or restated from time to time.

Section 1.25 “Investment Percentage” means a percentage established for each Member on the Fund’s books, determined by dividing the number of Units owned by such Member by the aggregate number of Units owned by all of the Members, as adjusted for any Units issued or redeemed.

Section 1.26 “Losses” shall have the meaning set forth in Section 3.7.

Section 1.27 “Manager” means each natural person who serves on the Board of Managers and any other natural person who, from time to time, pursuant to the terms of this Agreement shall serve on the Board of Managers. Each Manager shall constitute a “manager” of the Fund within the meaning of the Delaware Act.

Section 1.28 “Member” means any person who shall have been admitted to the Fund as a member in such person’s capacity as a member of the Fund. For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

Section 1.29 “NAV per Unit” as of a particular date shall be equal to the Net Asset Value of the Fund as of such date, divided by the number of Units then outstanding.

Section 1.30 “Net Asset Value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund.

Section 1.31 “Organizational Expenses” means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the Investment Company Act, and the initial offering of Units.

Section 1.32 “Organizational Member” means HCIM.

Section 1.33 “Person” or “person” means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

Section 1.34 “Securities” means securities (including, without limitation, equities, debt obligations, options and other “securities” as that term is defined in Section 2(a)(36) of the Investment Company Act), and other financial instruments of United States and non-U.S. entities, including, without limitation; capital stock; shares of beneficial interests; partnership interests and similar financial instruments; bonds, notes, debentures (whether subordinated, convertible or otherwise); currencies; commodities; interest rate, currency, commodity, equity and other derivative products, including, without limitation, (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and debt securities of foreign governments, other financial instruments and all other commodities, (ii) swaps, options, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions, and (iv) agreements including brokerage account agreements relating to or securing such transactions; equipment lease certificates, equipment trust certificates; loans; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; open and closed-end registered and unregistered investment companies; money market funds; obligations of the United States or any state thereof, foreign governments and instrumentalities of any of them; commercial paper; and other obligations and instruments or evidences of indebtedness of whatever kind or nature; in each case, of any person, corporation, government or other entity whatsoever, whether or not publicly traded or readily marketable.

Section 1.35 “Securities Transactions” shall have the meaning set forth in Section 2.5.

Section 1.36 “Transfer” means the assignment, transfer, sale, encumbrance, pledge or other disposition of any Units or any beneficial or other interest in the Fund; “Transferors,” “Transferees,” and verbs, adverbs or adjectives such as “Transfers,” “Transferred” and “Transferring” shall have correlative meanings.

Section 1.37 “Units” are units of membership interest in the Fund.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD OF MANAGERS

Section 2.1 Formation of Limited Liability Company. The Organizational Member and any other person designated by the Board of Managers are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board of Managers shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

Section 2.2 Name. The name of the Fund shall be “Hatteras VC Co-Investment Fund II, LLC” or such other name as the Board of Managers hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board of Managers.

Section 2.3 Principal and Registered Office. The Fund shall have its principal office c/o HCIM, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615, or at such other place designated from time to time by the Board of Managers. The Fund shall have its registered office in the State of Delaware at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and shall have the Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers in accordance with the Delaware Act.

Section 2.4 Duration. The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue, unless the Fund is sooner dissolved pursuant to Section 6.1 hereof, until the sixth anniversary of the Initial Closing, provided that the term of the Fund may be extended for up to two successive periods of one year in the discretion of the Board of Managers.

Section 2.5 Business of the Fund.

(a) The business of the Fund is (i) to purchase, sell (including short sales), invest and trade in Securities (collectively, “Securities Transactions”) and (ii)  to engage in any financial or derivative transactions relating thereto or otherwise and to exercise such rights and powers as are permitted to be exercised by limited liability companies under the Delaware Act. The officers of the Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out the Fund’s objectives or business.

(b) The Fund shall operate as a closed-end management investment company in accordance with the Investment Company Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

Section 2.6 The Board of Managers.

(a) Prior to the Initial Closing Date, the Organizational Member may, in its sole discretion, designate and elect persons to serve as Managers on the Board of Managers. Following the effectiveness of this Agreement, each Manager shall agree to be bound by all of the terms of this Agreement applicable to Managers. The Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers by Members, designate as a Manager any person who shall agree to the provisions of this Agreement pertaining to the obligations of Managers. The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund. The number of Managers shall be fixed from time to time by the Board of Managers.

(b) Each Manager shall serve as a Manager for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.1 hereof. If any vacancy in the position of a Manager occurs, the remaining Managers may appoint a person to serve in such capacity, provided such appointment is in accordance with the Investment Company Act, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the Members. The Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so when required by the Investment Company Act, within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

(c) In the event that no Manager remains, HCIM shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

Section 2.7 Members. The Board of Managers may admit one or more Members as of the beginning of each calendar month until December 1, 2009 (the end of such period, the “Final Closing Date”) or at such other or later times as the Board of Managers may determine. A Person may be admitted to the Fund as a Member without having signed this Agreement. This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Member. The Board of Managers, in its sole and absolute discretion, may reject requests to purchase Units in the Fund. The Board of Managers may, in its sole discretion, suspend or terminate the offering of the Units at any time. The books and records of the Fund shall be revised to reflect the name and Capital Contribution of each Member that is admitted to the Fund.

Section 2.8 Organizational Member. The initial Capital Contribution to the Fund by the Organizational Member shall be converted to Units as set forth in Section 5.2. Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall be entitled to the return of all or a portion of its Capital Contribution, if any, without interest or deduction, and to withdraw from the Fund.

Section 2.9 Both Managers and Members. A Member may at the same time be a Manager and a Member, or the investment adviser and a Member, in which event such Member’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

Section 2.10 Limited Liability. Except as otherwise provided under applicable law or in this Agreement, each Member will be liable for the debts, obligations and liabilities of the Fund only to the extent of its Capital Account balance. To the fullest extent permitted under applicable law, the Managers and HCIM shall not be liable for the Fund’s debts, obligations and liabilities.

ARTICLE III

MANAGEMENT

Section 3.1 Management and Control.

(a) Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of “managers” under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager’s authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each Manager of a closed-end management investment company registered under the Investment Company Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the Investment Company Act. The Managers may make Capital Contributions and own Units.

(b) Members shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the Investment Company Act or as otherwise required in the Delaware Act.

(c) The Board of Managers may delegate to any Person, including without limitation the officers of the Fund designated pursuant to Section 3.2(c) or any committee of the Board of Managers, any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.

Section 3.2 Actions by the Board of Managers.

(a) Unless otherwise provided in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the Investment Company Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the Investment Company Act, in person or by telephone) or (ii) by the written consent of a majority of the Managers without a meeting, if permissible under the Investment Company Act.

(b) The Board of Managers may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board of Managers may be called by the Chairman, the Chief Executive Officer of the Fund, or any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the Investment Company Act. A majority of the Managers then in office shall constitute a quorum at any meeting.

(c) The Board of Managers may designate from time to time agents and employees of the Fund or other Persons, including without limitation employees of HCIM or its affiliates, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund with such titles as the Board of Managers shall determine.

Section 3.3 Meetings of Members.

(a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding a majority of the total number of votes eligible to be cast by all Members as determined pursuant to clause (b) of this Section 3.3, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the Investment Company Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member’s Investment Percentage (expressed as a numeral). The Board of Managers shall establish a record date not less than 10 nor more than 120 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

Section 3.4 Custody of Assets of the Fund. The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the Investment Company Act and the Advisers Act.

Section 3.5 Other Activities.

(a) None of the Managers shall be required to devote his or her full time to the affairs of the Fund, but each shall devote such time as may reasonably be required to perform his or her obligations under this Agreement.

(b) Any Member or Manager, or any of their Affiliates, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as managers, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager (other than the Member or Manager possessing and interest in such other business ventures or commercial dealings) shall have any rights in or to such activities, or any profits derived therefrom.

Section 3.6 Duty of Care.

(a) No Manager, former Manager, officer or former officer of the Fund shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such Person’s services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office or as otherwise required by applicable law.

(b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Units shall be liable to the Fund, any other Member or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

Section 3.7 Indemnification.

(a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law. Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.

(b) Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.

(c) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.

(d) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.

(e)  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(f) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses, provided that Section 3.7(e) shall not limit the rights of the Fund pursuant to Section 2.10.

(g) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

(h) To the extent permitted by applicable law, the Administrator, and any other party serving as the administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Administration Agreement or any agreement between any such party and the Fund.

Section 3.8 Fees, Expenses and Reimbursement.

(a) The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of HCIM or any of its Affiliates for his or her services hereunder. In addition, the Fund shall reimburse the Managers for reasonable travel and other out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(b) The Fund shall bear all expenses incurred in its business or operations, other than those specifically assumed by another person. Expenses to be borne by the Fund include, but are not limited to, the following:

(i) fees and expenses in connection with the organization of the Fund and the offering and issuance of the Units;

(ii) all fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the assessment of prospective investments (whether or not such investments are consummated), investment structuring, corporate action, travel associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of such investments;

(iii) quotation or valuation expenses;

(iv) the Administration Fee;

(v) brokerage commissions;

(vi) interest and fees on any borrowings by the Fund;

(vii) professional fees (including, without limitation, expenses of consultants, experts and specialists);

(viii) research expenses;

(ix) fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel;

(x) accounting, auditing and tax preparation expenses;

(xi) fees and expenses in connection with redemptions of Units;

(xii) taxes and governmental fees (including tax preparation fees);

(xiii) fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund;

(xiv) all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund;

(xv) bank service fees;

(xvi) costs and expenses relating to the amendment of this Agreement or the Fund’s other organizational documents;

(xvii) expenses of preparing, amending, printing, and distributing confidential memoranda, Statements of Additional Information (and any supplements or amendments thereto), reports, notices, websites, other communications to Members, and proxy materials;

(xviii) expenses of preparing, printing, and filing reports and other documents with government agencies;

(xix) expenses of Members’ meetings, including the solicitation of proxies in connection therewith;

(xx) expenses of corporate data processing and related services;

(xxi) Member recordkeeping and Member account services, fees, and disbursements;

(xxii) expenses relating to investor and public relations;

(xxiii) fees and expenses of the members of the Board of Managers who are not employees of HCIM or its Affiliates;

(xxiv) insurance premiums;

(xxv) Extraordinary Expenses; and

(xxvi) all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund.

HCIM and each of its Affiliates shall be entitled to reimbursement from the Fund for any of the above expenses that they pay on behalf of the Fund.

(c) The Fund may, alone or in conjunction with HCIM, its Affiliates or any investment vehicles or accounts for which HCIM or any Affiliate of HCIM acts as general partner, managing member or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

ARTICLE IV

TERMINATION OF INTEREST IN THE FUND, TERMINATION OF STATUS OF MANAGERS; TRANSFERS AND REPURCHASES

Section 4.1 Termination of Status of a Manager. The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days’ prior written notice to the other Managers, unless the other Managers waive such notice); (iv) shall be removed under Section 4.2; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; (viii) shall have reached the mandatory age for retirement of a Manager that may from time to time be established by the Board of Managers; or (ix) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

Section 4.2 Removal of the Managers. Any Manager may be removed with or without cause either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

Section 4.3 Transfer of Units of Members.

(a) A Member’s Units or any other beneficial or other interest in the Fund may be Transferred only (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of such Member or (ii) with the consent of the Fund, which may be withheld in its sole discretion.

(b) The Fund may not consent to a Transfer unless: (i) the Person to whom the Transfer is made is a Person whom the Fund believes is an accredited investor (as defined in Rule 501 of the Securities Act of 1933) or successor rule thereto, or is otherwise exempt from such requirements; and (ii) the Fund is provided with a properly completed investor certification in respect of the proposed transferee. The Fund may also require the Member requesting the Transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Board of Managers as to such matters as the Board of Managers may reasonably request.

(c) Any permitted Transferee acquiring Units by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of the Member shall be entitled to the allocations and distributions allocable to such Units and to Transfer such Units or portion thereof in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such Transferee becomes a substituted Member in accordance with the terms of this Agreement, including, without limitation, Section 2.7 hereof.

(d) If a Member Transfers Units with the approval of the Fund and all of the conditions to such Transfer have been satisfied, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom such Units are Transferred is admitted to the Fund as a substituted Member, provided that such transferee shall have executed and delivered either a counterpart of this Agreement or an instrument, in form and substance acceptable to the Fund, that has the legal effect of making the Transferee a party to this Agreement. Each transferring Member and Transferee agrees to pay all reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees and disbursements, incurred by the Fund in connection with such Transfer. Upon the Transfer to another Person or Persons of all of a Member’s Units, such Member shall cease to be a member of the Fund.

(e) Each transferring Member shall indemnify and hold harmless the Fund, the Board of Managers, and each other Member (including HCIM), and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such Persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3, and (ii) any misrepresentation by such Member in connection with any such Transfer.

Section 4.4 Mandatory Redemption. The Fund may effect a mandatory redemption of Units of a Member, or any person acquiring Units from or through a Member, in the event that the Board of Managers determines or has reason to believe, each in its sole discretion, that:

(a) all or a portion of its Units has been transferred to, or has vested in, any person, by operation of law as described in Section 4.3(a)(i) hereof;

(b) ownership of the Units by such Member or other person will cause the Fund to be in violation of, or subject the Fund’s investment adviser to, additional registration or regulation under the securities, commodities or other laws of the United States or any other jurisdiction;

(c) continued ownership of the Units may be harmful or injurious to the business or reputation of the Fund or the Fund’s investment adviser or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

(d) any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true, or the Member has breached any covenant made by it in connection with the acquisition of Units, or

(e) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Units.

ARTICLE V

CAPITAL

Section 5.1 Contributions to Capital.

(a) The minimum initial contribution of each Member (other than HCIM) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund’s Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make voluntary contributions of capital to the Fund as Managers of the Fund, but may make voluntary contributions to the capital of the Fund as Members. HCIM and its Affiliates may make voluntary contributions to the capital of the Fund as Members.

(b) On or prior to the Final Closing Date, Members may make additional contributions to the capital of the Fund, effective as of such times as the Board of Managers in its sole discretion, may permit, subject to the limitations applicable to the admission of Members pursuant to this Agreement. The minimum additional contribution of each Member (other than HCIM and its Affiliates) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund’s Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion. No Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent otherwise provided in this Agreement.

(c) Except as otherwise permitted by the Board of Managers, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, and (ii) initial and any additional contributions in cash shall be payable in one installment in readily available funds prior to the date of the proposed acceptance of the contribution.

Section 5.2 Issuance of Units. The purchase price per Unit for Units issued on the closing date of the initial capital contributions to the Fund by Members other than the Organizational Member (the “Initial Closing Date”) shall be $100. The amount of the Capital Account balance of the Organizational Member as of the Initial Closing Date shall be converted into Units by dividing such amount by 100, and issuing to such Person a number of Units that is equal to such quotient. Units issued in exchange for capital contributions following the Initial Closing Date will be issued at a price per Unit equal to the then NAV per Unit. Each Unit will carry equal rights and privileges with each other Unit. Fractions of Units may be issued to one one-thousandth of a Unit.

Section 5.3 Rights of Members to Capital. No Member shall be entitled to interest on his or its Capital Contribution to the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i)  upon a distribution pursuant to Section 5.8 hereof, or (ii) upon the liquidation of the Fund’s assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.

Section 5.4 Capital Accounts. The Fund shall maintain a separate Capital Account on its books for each Member. As of any date, the Capital Account of a Member shall be equal to the NAV per Unit as of such date, multiplied by the number of Units then held by such Member. Any amounts charged or debited against a Member’s Capital Account under Sections 5.5 and 5.6, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as a partial redemption of such Member’s Units for no additional consideration as of the date on which the Board of Managers determines such charge or debit is required to be made, and such Member’s Units shall be reduced thereby as appropriately determined by the Fund. Any amounts credited to a Member’s Capital Account under Sections 5.5 and 5.6, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as an issuance of additional Units to such Member for no additional consideration as of the date on which the Board of Managers determines such credit is required to be made, and such Member’s Units shall be increased thereby as appropriately determined by the Fund.

Section 5.5 Allocation of Certain Withholding Taxes and Other Expenditures.

(a) Withholding taxes or other tax obligations incurred by the Fund, directly or indirectly, that are attributable to any Member, as determined by the Board of Managers, shall be debited against the Capital Account of such Member, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member’s Units shall pay upon demand to the Fund, as a Capital Contribution to the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

(b) Except as otherwise provided for in this Agreement and unless prohibited by the Investment Company Act, any material expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, as determined by the Board of Managers, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items. Such charges or items shall be debited from the Capital Accounts of the applicable Members.

Section 5.6 Reserves.

(a) Appropriate reserves may be created, accrued and charged against the Net Asset Value and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Fund or the Board of Managers, such reserves to be in the amounts which the Board of Managers, in its sole discretion, deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as it, in its sole discretion, deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those Persons who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Units of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to the Capital Accounts of those Members who, as determined by the Board of Managers, in its sole discretion, were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

(b) To the extent permitted under applicable law, if at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund or distributions of Units) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Units of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund’s accounting practices, be treated as applicable to one or more prior accounting periods, then such amount shall be proportionately charged or credited, as appropriate, to those Persons who were Members during such prior accounting period or periods.

(c) To the extent permitted by applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a Person who is no longer a Member, such amount shall be paid by or to such Person, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member’s Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such Person ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

Section 5.7 Tax Allocations. For each taxable year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member’s Capital Account for the current and prior taxable years (or relevant portions thereof). Allocations under this Section 5.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations.

If, during or immediately following the end of a taxable year, any Member withdraws from the Fund pursuant to Article IV or Article VI hereof, and the Member would (absent this sentence) recognize gain or loss under Section 731 of the Code as a result of such withdrawal, the Board of Managers may, in its sole discretion, elect to specially allocate to such Member, for U.S. federal income tax purposes, any income and gain or loss and deduction (including short-term capital gain or loss) recognized by the Fund during such taxable year, through and including the date of withdrawal, in an amount up to that amount of income and gain or loss and deduction which if so allocated would avoid the Member recognizing gain on the withdrawal under Section 731 of the Code (ignoring for this purpose, if the Board of Managers determines to do so in its sole discretion, any adjustments that have been made to the tax basis of the withdrawing Member’s Units as a result of any Transfers prior to the withdrawal (other than the original issue of the Units), including by reason of death). Any such election by the Board of Managers shall, to the extent reasonably practicable as determined by the Board of Managers in its sole discretion, be applied on an equitable basis to all Members withdrawing their Units in full during or as of the end of such taxable year

Section 5.8 Distributions.

(a) The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members’ Investment Percentages. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the value of the asset distributed to the Member exceeds the percentage of the value of the asset equal to the Member’s Investment Percentage.

(b) Notwithstanding anything to the contrary contained herein, none of the Managers or the Members (including HCIM and its Affiliates), nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their Units if such distribution would violate the Delaware Act or other applicable law.

ARTICLE VI

DISSOLUTION AND LIQUIDATION

Section 6.1 Dissolution.

(a) The Fund shall be dissolved upon the occurrence of any of the following events:

(i) The expiration of the term as provided in Section 2.4 hereof;

(ii) upon the affirmative vote to dissolve the Fund by either (i) a majority of the Managers, or (ii) Members holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Members; or

(iii) as required by operation of law.

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

Section 6.2 Liquidation of Assets.

(a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, one or more Managers or HCIM, acting as liquidator under appointment by the Board of Managers (or, if the Board of Managers does not appoint one or more Managers or HCIM to act as liquidator or is unable to perform this function, another liquidator elected by Members holding a majority of the total number of votes eligible to cast by all Members), shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amounts as the Board of Managers or the liquidator, as applicable, deems appropriate in its sole discretion) shall, subject to the Delaware Act, be distributed in the following manner:

(i) in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis;

(ii) such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(iii) the Members (including HCIM) shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members’ Capital Accounts for the Accounting Period ending on the date of the distributions under this Section 6.2(a)(iii).

(b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund, if the Board of Managers or other liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in-kind shall be valued pursuant to Section 7.4 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above.

(c) If the Board of Managers determines that it is in the best interest of the Members, the Board of Managers may, in its sole discretion, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund.

ARTICLE VII

ACCOUNTING, TAX MATTERS AND VALUATIONS

Section 7.1 Accounting and Reports.

(a) The Fund shall adopt for tax accounting purposes any accounting method which the Board of Managers shall decide in its sole discretion is in the best interests of the Fund. The Fund’s accounts shall be maintained in U.S. currency.

(b) As soon as reasonably practicable, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member’s Units as is necessary for Members to complete federal, state and local income tax or information returns.

(c) Except as otherwise required by the Investment Company Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall send to each Member a semi-annual report and an annual report (as applicable) containing the information required by the Investment Company Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of an independent registered public accounting firm based upon an audit performed in accordance with generally accepted accounting principles. The Fund may also furnish to each Member such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.

(d) Except as set forth specifically in this Section 7.1, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member, including information about the Capital Contribution of a Member, or about the affairs of the Fund. No act of the Fund, HCIM, or any other Person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund’s ability to enforce the limitations set forth in the first sentence of this Section 7.1(d).

Section 7.2 Determinations By the Board of Managers.

(a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

Section 7.3 Tax Matters.

(a) The Fund shall prepare and file a federal information tax return in compliance with Section 6031 of the Code, and any required state and local income tax and information returns for each tax year of the Fund.

(b) The Board of Managers shall have the exclusive authority and discretion on behalf of and in the name of the Fund to (i) prepare and file all necessary tax returns and statements, pay all taxes, assessments and other impositions applicable to the assets of the Fund and withhold amounts with respect thereto from funds otherwise distributable to any Member; (ii) make any and all tax elections permitted to be made under the Code, and any applicable state, local or foreign tax law; and (iii) determine the tax treatment of any Fund transaction or item for purposes of completing the Fund’s federal, state, local or foreign tax returns.

(c) If the Fund is required to withhold taxes on any distribution or payment to, or pay or incur any tax with respect to any income allocable to or otherwise on account of, any Member, the Fund may withhold such amounts and make such payments to such taxing authorities as are necessary to ensure compliance with such tax laws.

(d) The Board of Managers intends for the Fund to be treated as a partnership for U.S. federal income tax purposes. Notwithstanding anything herein to the contrary, neither the Fund nor the Board of Managers shall make an election (i.e., check-the-box) under Treasury Regulation Section 301.7701-3 for the Fund to be classified for federal income tax purposes as an association taxable as a corporation.

(e) HCIM shall be designated on the Fund’s annual federal information tax return, and have full powers and responsibilities, as the “tax matters partner” of the Fund for purposes of Section 6231(a)(7) of the Code. In the event the Fund shall be the subject of an income tax audit by any federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the tax matters partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

Section 7.4 Valuation of Assets.

(a) Except as may be required by the Investment Company Act, the Fund shall calculate its Net Asset Value as of the close of business on the last day of each quarter, each date that a Unit is offered, as of the date of any distribution and at such other times as the Managers shall determine. Except as may be required by the Investment Company Act, the Managers will value or cause to have valued any Securities or other assets and liabilities of the Fund in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the Investment Company Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b) The Net Asset Value of the Fund shall be conclusive and binding on all of the Members and all parties claiming through or under them.

(c) The following guidelines shall apply for purposes of determining the Net Asset Value of the Fund:

(i) The amount to be received by the Fund on account of any Capital Contributions pursuant to Article V shall be treated as an asset of the Fund from (but not before) the effective date of such Capital Contributions.

(ii) Distributions made pursuant to Section 5.8 shall be treated as an advance and as an asset of the Fund, until the next month-end on or following the date of distribution.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.1 Amendment of Limited Liability Company Agreement.

(a) Except as otherwise provided in this Section 8.1, this Agreement shall be amended, in whole or in part, with the approval of a majority of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the Investment Company Act), and, if required by the Investment Company Act, the approval of the Members by such vote as is required by the Investment Company Act.

(b) Any amendment to this Agreement that would:

(i)  increase the obligation of a Member to make any Capital Contribution;

(ii) reduce the Capital Account of a Member other than in accordance with Article V hereof; or

(iii) modify the events causing the dissolution of the Fund,

may be made only if (x) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (y) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(ii) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender all of his or her Units for repurchase by the Fund.

(c) Without limiting the generality of the foregoing, the power of the Board of Managers to amend this Agreement at any time without the consent of the Members includes, but is not limited to, the power to:

(i) restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(ii) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to change the name of the Fund in accordance with Section 2.2 hereof or to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; and

(iii) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund’s continuing eligibility to be classified for U.S. federal income tax purposes as a partnership that is not a “publicly traded partnership” taxable as a corporation under Section 7704(a) of the Code.

(d) The Board of Managers shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

Section 8.2 Special Power of Attorney.

(a) Each Member hereby irrevocably makes, constitutes and appoints HCIM and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(i) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(ii) any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(iii) all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of HCIM and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof, and as such:

(i) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting this power-of-attorney, regardless of whether the Fund, the Board of Managers or any liquidator shall have had notice thereof; and

(ii) shall survive the delivery of a Transfer by a Member of all or any portion of such Member’s Units, except that where the Transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, or upon withdrawal of a Member from the Fund, this power-of-attorney given by the transferor shall terminate.

Section 8.3 Notices. Notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, or, if to the Fund, the Board of Managers or HCIM, in writing and delivered in person, by registered mail, or courier, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices to a Member shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopier or other electronic means. Notices to the Fund, the Board of Managers or HCIM shall be effective on the close of business on the day upon which it is actually received. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

Section 8.4 Agreement Binding Upon Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

Section 8.5 Applicability of Investment Company Act and Form N-2. The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the Investment Company Act and the Form N-2 which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the Investment Company Act and the Form N-2.

Section 8.6 Choice of Law; Arbitration.

(a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(b)  Each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:

(i) arbitration is final and binding on the parties;

(ii) the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(iii) pre-arbitration discovery is generally more limited than and different from court proceedings;

(iv) the arbitrator’s award is not required to include factual findings or legal reasoning and a party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(v) a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c) All controversies referred in Section 8.6 hereof shall be determined by arbitration before, and only before, an arbitration panel convened by The Financial Industry Regulatory Authority, to the fullest extent permitted by law. The parties may also select any other national securities exchange’s arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law. Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any Person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

Section 8.7 Not for Benefit of Creditors. The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, HCIM and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

Section 8.8 Consents. Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

Section 8.9 Merger and Consolidation.

(a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act: (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

Section 8.10 Pronouns. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

Section 8.11 Confidentiality.

(a) A Member may obtain from the Fund, for any purpose reasonably related to the Member’s Units, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board of Managers (the “Confidential Information”).

(b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member or any other Confidential Information without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

(c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates’ principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members and the Fund also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.

(d) Notwithstanding anything to the contrary in this Agreement, the Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board of Managers reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board of Managers in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

(e) Notwithstanding anything in the foregoing or anything else contained in this Agreement to the contrary, except as reasonably necessary to comply with applicable securities and tax laws, each Member (and any employee, representative or other agent thereof) shall not disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the offering and ownership of Units (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to such Member relating to such tax treatment and tax structure. For this purpose, “tax structure” means any facts relevant to the federal income tax treatment of the offering and ownership of Units (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement, and does not include information relating to the identity of the Fund or its Affiliates. Nothing in this paragraph shall be deemed to require the Fund to disclose to any Member any information that the Fund is permitted or is required to keep confidential in accordance with this Agreement or otherwise.

Section 8.12 Certification of Non-Foreign Status. Each Member or transferee of Units from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board of Managers may request, whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member’s status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. federal tax withholding.

Section 8.13 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

Section 8.14 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that, to the extent permitted by applicable law, the Fund, without the approval of any Member, may enter into written agreements with Members affecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in any such agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

Section 8.15 Discretion. Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, to the fullest extent permitted by law, whenever in this Agreement a Person is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such Person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its “good faith” or under another express standard, then such Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

Section 8.16 Counterparts. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

Section 8.17 THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES 26 AND 27 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11 ON PAGES 27 AND 28.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HATTERAS CAPITAL INVESTMENT MANAGEMENT, LLC

By:  _____________________

Name:
Title:

[                                ]

By:  _____________________

Name:
Title:

ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

MANAGERS:

The undersigned hereby acknowledges that it understands and agrees to the provisions of this Agreement pertaining to the obligations of Managers.

STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION

Hatteras VC Co-Investment Fund II, LLC

Dated ______________, 2008

8540 Colonnade Center Drive
Suite 401
Raleigh, NC 27615

Limited Liability Company Units

888-363-2324

This Statement of Additional Information (“SAI”) is not an offering memorandum. This SAI relates to and should be read in conjunction with the confidential private placement memorandum (the “Memorandum”) of Hatteras VC Co-Investment Fund II, LLC (the “Fund”) dated ____________, 2008, as it may be further amended or supplemented from time to time. A copy of the Memorandum may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

The information in this SAI is not complete and may be changed. This SAI is not an offer to sell units of limited liability company interests (“Units”) and is not soliciting an offer to buy the Units in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Memorandum.

TABLE OF CONTENTS

Page

INVESTMENT POLICIES AND PRACTICES	2
FUNDAMENTAL POLICIES	2
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS	3
OTHER POTENTIAL RISKS	_
BOARD OF MANAGERS AND OFFICERS	11
CODES OF ETHICS	12
INVESTMENT MANAGEMENT AND OTHER SERVICES	13
BROKERAGE	15
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	15
CUSTODIAN AND ADMINISTRATOR	15
VOTING	_
CONFLICTS OF INTEREST	_
FUTURES TRANSACTIONS	_
ANTI-MONEY LAUNDERING	_
SUMMARY OF THE LLC AGREEMENT	_
REPORTS TO MEMBERS	_
PROXY VOTING POLICIES AND PROCEDURES	16

INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Hatteras VC Co-Investment Fund II, LLC (the “Fund”), as well as the principal risks associated with such investment strategies, are set forth in the Memorandum. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Members of the Fund, duly called, (i) of 67% or more of the Units present at such meeting, if the holders of more than 50% of the outstanding Units of the Fund are present in person or represented by proxy; or (ii) of more than 50% of the outstanding Units of the Fund, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

(1)	Issue senior securities or borrow money, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the SEC;

(2)
Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities;

(3)	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements except as permitted under the Investment Company Act;

(4)
[Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses;]

(5)	[Invest 25% or more of the value of its total assets in investments that, in the aggregate, have investment programs that focus on investing in any single industry;]

(6)
Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein), except that it may hold for prompt sale and sell real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it; and

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(7)	Purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts.

With respect to these investment restrictions and other policies described in this SAI or the Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and the transactions of the Fund’s investments.

The investment objective of the Fund is not fundamental and may be changed by the Board of Managers of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Units.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

As discussed in the Memorandum, the objective of the Fund is to achieve superior risk-adjusted returns by investing in venture-backed companies. This section provides additional information about various types of investments and investment techniques that may be employed by the Fund. Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the Fund; however, there is no limit on the types of investments the Fund may make and certain of the Fund’s investments may use such investments or techniques extensively. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Fund may make virtually any kind of investment, (subject to the fundamental policies described above), and (ii) that all such investments will be subject to related risks, which can be substantial.

Equity Securities

The Fund’s portfolio may include investments in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. The Fund also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. Given the venture capital focus of the Fund, there is expected to be no liquid market for a majority of such investments.

Common Stock

Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

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Preferred Stock

Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock or other common equity, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is primarily a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (determined by reference to the security’s anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Fund.

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Derivative Instruments

Although not a principal investment strategy, the Fund may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity, or other asset. Following are descriptions of certain derivatives that the Fund may use.

Options and Futures

The Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

The Fund may purchase call and put options on specific securities or currencies, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

A covered call option is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security. The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

A covered put option is a put option with respect to which the seller has a short position in the underlying security. The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is “fully hedged” if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The seller of a put option may also be required to place cash or liquid securities in a segregated account to ensure compliance with its obligation to purchase the underlying security. The sale of such an option exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

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The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would generally make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous, the Fund would be entitled to exercise the option.

The Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Therefore, the CFTC does not have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections which apply to domestic transactions, including the right to use domestic alternative dispute resolution procedures. In particular, funds received from customers to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transaction on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

In addition to futures contracts traded on U.S. domestic markets or exchanges that are regulated by the CFTC or on foreign exchanges, the Fund may also trade certain futures either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. In addition, certain single stock futures and narrow based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

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Trading in futures involves risk of loss to the Fund that could materially adversely affect the net asset value of the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses, which may result in losses to the Fund. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that the Fund may indirectly hold or control in certain particular futures or options contracts. Many of the major U.S. exchanges have eliminated speculative position limits and have substituted position accountability rules that would permit the Fund to trade without restriction as long as the Fund can demonstrate the positions acquired were not acquired for the purpose of manipulating the market.

Successful use of futures by the Fund depends on its ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which the Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.

A stock index future obligates the Fund to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indexes

The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Fund of options on stock indexes will be subject to the ability of the Fund Manager to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

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Yield Curve Options

The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Rights and Warrants

The Fund may invest in rights and warrants. Rights (sometimes referred to as “subscription rights”) and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities which the Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.

Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable the Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

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Swaps

The Fund may enter into interest rate, mortgage, credit, equity index, currency, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Interest Rate, Mortgage and Credit Swaps

The Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity Index Swaps

The Fund may enter into equity index swaps. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. The Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

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Currency Swaps

The swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Fund’s performance. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps

The Fund may enter into total return swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if the Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Swaptions

The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed upon terms.

Certain swap agreements into which the Fund enters may require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps consists of the net amount of the payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of the payments that the Fund contractually is entitled to receive.

Distressed Securities

The Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.

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OTHER POTENTIAL RISKS

Dependence on the Adviser

Hatteras Capital Investment Management, LLC (the “Adviser”) has the authority and responsibility for asset allocation, the selection of investments for the Fund and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. The Fund’s ability to identify and invest in attractive opportunities is dependent on the Adviser. If one or more of the key individuals leaves the Adviser, qualified replacements may not be available, which could prevent the Fund from achieving its investment objectives. Members will have no right or power to participate in the management or control of the Fund. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve its respective investment objectives.

BOARD OF MANAGERS AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s limited liability company agreement (“LLC Agreement”). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Members, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Manager”) are not required to contribute to the capital of the Fund or to hold interests therein. A majority of the members of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Managers”).

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The identity of the members of the Board and officers of the Fund, and their brief biographical information, including their addresses, their ages and descriptions of their principal occupations during the past five years is set forth below.

The Managers serve on the Board for terms of indefinite duration. A Manager’s position in that capacity will terminate if the Manager is removed or resigns or, among other events, upon the Manager’s death, incapacity, retirement or bankruptcy. A Manager may resign upon written notice to the other Managers of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Managers not subject to the removal vote or (ii) the vote of Members of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Members of the Fund. In the event of any vacancy in the position of a Manager, the remaining Managers of the Fund may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds of the Managers of the Fund then serving have been elected by the Members of the Fund. The Board may call a meeting of the Fund’s Members to fill any vacancy in the position of a Manager of the Fund, and must do so if the Managers who were elected by the Members of the Fund cease to constitute a majority of the Managers then serving on the Board.

[MANAGER AND OFFICER TABLES TO BE ADDED BY AMENDMENT]

Committees of the Board of Managers

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of the Fund’s Independent Managers. As the Fund is recently organized, the Audit Committee has not held any meetings during the last year.

Manager Ownership of Securities

The Fund has not yet commenced operations. Therefore, none of the Managers owns Units in the Fund.

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Independent Manager Ownership of Securities

As of ______________, none of the Independent Managers (or their immediate family members) owned securities of the Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.

Manager Compensation

[To be added by amendment]

CODES OF ETHICS

The Fund, the Adviser and the Placement Agent each has adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Adviser and the Placement Agent from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

Hatteras Capital Investment Management, LLC, a Delaware limited liability company registered as an investment adviser under the Advisers Act, serves as the investment adviser to the Fund. David B. Perkins and Robert L. Worthington are managing members of the Adviser. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Adviser provides such services to the Fund pursuant to the Investment Management Agreement.

The Investment Management Agreement will become effective as of ________, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Managers of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Fund Board or the Adviser. A discussion regarding the basis for the Fund Board’s approval of the Investment Management Agreement or any other investment advisory contracts, will be available in the Fund’s [semi-]annual report for the period ending _______________.

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The Investment Management Agreement provides that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund. Pursuant to the Investment Management Agreement, the Fund will pay the Adviser a quarterly Investment Management Fee equal to 2.00% on an annualized basis of the Fund’s net asset value. The Investment Management Fee will be paid to the Adviser out of the Fund’s assets and will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member’s capital account. Net asset value means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of Fund. The Investment Management Fee will be computed based on the net asset value of the Fund as of the last day of each quarter.

A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the placement of Units or interests of the Fund, including brokers or dealers that may be affiliated with the Adviser.

The Portfolio Management Team

The following table provides information about portfolios and accounts, other than the Fund, for which the members of the investment committee (the “Investment Committee”) are primarily responsible for the day-to-day portfolio management as of __________, 2008:

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NAME OF INVESTMENT COMMITTEE MEMBER	TYPE OF ACCOUNTS	TOTAL # OF ACCOUNTS MANAGED	TOTAL ASSETS	# OF ACCOUNTS MANAGED FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE	TOTAL ASSETS FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE
David B. Perkins
Keith C. Nelson
Robert L. Worthington
J. Michael Fields
Matthew A. Lesesky

Conflicts of Interest

Members of the Investment Committee are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. They may manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Compensation of the Portfolio Management Team

The compensation of the members of the Investment Committee includes a combination of the following: (i) fixed annual salary; and (ii) a variable portion of the management fee paid by the Fund to the Adviser. The portions of the management fee paid to a member of the Investment Committee are based on the pre-tax performance of the Fund as compared to a benchmark. The yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year is used as a benchmark for the Fund’s pre-tax performance when determining the variable components of the compensation of members of the Investment Committee.

Portfolio Managers - Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee in the Fund as of ________, 2008:

15

Name of Portfolio Management Team	Dollar Range of Securities Beneficially
Member:	Owned by Portfolio Management Team
Member:

David B. Perkins	None

Robert L. Worthington	None

Keith C. Nelson	None

J. Michael Fields	None

Matthew A. Lesesky	None

BROKERAGE

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. In most instances, the Fund will purchase securities directly from the issuer, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions may be subject to expenses. The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund may be conducted through affiliates of the Adviser as permitted under the Investment Company Act. Given the venture capital focus of the Fund’s investments, significant, if any, brokerage commissions are not anticipated to be paid by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

_____________, whose principal business address is _____________, has been selected as the independent registered public accounting firm for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Drinker Biddle & Reath LLP, One Logan Square, Philadelphia, PA 19103, serves as counsel to the Fund and the Independent Managers.

CUSTODIAN AND ADMINISTRATOR

UMB Bank, N.A. (the “Custodian”) serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Adviser, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Boulevard, Kansas City, Missouri 64106.

16

The Fund has retained UMB Fund Services, Inc. (the “Administrator”), whose principal business address is 1010 Grand Boulevard, Kansas City, Missouri 64106, to provide administrative services, and to assist with operational needs. The Administrator will provide such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). In consideration for these services, the Fund will pay the Administrator an annual administration fee equal to $_____ (the “Fund Administration Fee”). The Administration Fee will be paid on a quarterly basis. The Administration Fee will be paid to the Administrator out of the assets of the Fund and will therefore decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member’s capital account. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, negligence or reckless disregard of its obligations to the Fund.

VOTING

Each Member will have the right to cast a number of votes, based on the value of such Member’s respective capital account, at any meeting of Members called by the (i) Board or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members. Except for the exercise of such voting privileges, Members will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Hatteras Accounts”). The Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Hatteras Accounts. As a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those other Hatteras Accounts. There may be circumstances, however, under which the Adviser will cause one or more Hatteras Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Hatteras Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

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The Adviser will evaluate for the Fund and for each Hatteras Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a Hatteras Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Hatteras Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Hatteras Accounts may differ from time to time. In addition, the fees and expenses of the Fund will differ from those of the Hatteras Accounts. Accordingly, the future performance of the Fund and the Hatteras Accounts will vary.

When the Adviser determines that it would be appropriate for the Fund and one or more Hatteras Accounts to participate in an investment at the same time, it will attempt to place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Hatteras Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Hatteras Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations on the combined size of positions that may be taken for the Fund and the Hatteras Accounts, thereby limiting the size of the Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Hatteras Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a “joint transaction” (as defined in the Investment Company Act) with the Hatteras Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.

Directors, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Adviser, or by the Adviser for the Hatteras Accounts, that are the same, different or made at a different time than positions taken for the Fund.

18

Except in accordance with applicable law, the Adviser and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser, except for accounts as to which the Adviser or any of its affiliates serves as a general partner or as to which it may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Adviser has determined it would be appropriate for both the Fund to purchase (or sell), and for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates, and of its respective directors, officers or employees, may give rise to additional conflicts of interest.

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FUTURES TRANSACTIONS

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Pursuant to regulations and/or published positions of the SEC, the Fund may also be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

ANTI-MONEY LAUNDERING

If the Fund, the Adviser or any governmental agency believes that the Fund has sold Units to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of federal, international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Adviser or such governmental agency may freeze the assets of such person or entity invested in the Fund. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

SUMMARY OF THE LLC AGREEMENT

An investor in the Fund will be a Member of the Fund and his or her rights in the Fund will be established and governed by the LLC Agreement that is included as Appendix A to this Memorandum. A prospective investor and his or her advisors should carefully review the LLC Agreement as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Members; Additional Classes

Persons who purchase Units will be Members of the Fund. The Adviser may also invest in the Fund as a Member through separate capital accounts.

In addition, to the extent permitted by the Investment Company Act, the Fund reserves the right to issue additional classes in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Units offered in the Memorandum. The issuance of such additional classes of interests may require the Fund to obtain exemptive relief from the SEC.

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Liability of Members

Under Delaware law and the LLC Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Member, or the Board may reduce any amount payable by the Fund to a Member in respect of a redemption of an Interest, in accordance with the LLC Agreement in certain circumstances.

Limitation of Liability; Indemnification

The LLC Agreement provides that the members and former members of the Board, officers and former officers of the Fund and the Adviser (as well as certain of their affiliates, among others) shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board, officers and former officers of the Fund and the Adviser (as well as certain of their affiliates, among others) by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member’s capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board, officers and former officers of the Fund and the Adviser, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

21

Power of Attorney

In subscribing for Units, a Member will appoint the Adviser as his, her or its attorney in fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. This power of attorney, which will be contained in the subscription documents, is a special power of attorney and is coupled with an interest in favor of the Adviser and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Member of Units, except that when the transferee of the Units has been approved by the Fund for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a repurchase of Units or otherwise, the power of attorney given by the transferor will terminate.

Amendment of the LLC Agreement

The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Managers, if required by the Investment Company Act) and without the approval of the Members unless the approval of Members is required under the Investment Company Act. However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of each Member materially adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Units repurchased by the Fund.

Term, Dissolution, and Liquidation

The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue, unless the Fund is sooner dissolved, until the sixth anniversary of the initial closing of the Fund, provided that the term of the Fund may be extended for up to two successive periods of one year in the discretion of the Board of Managers. The Fund shall be dissolved:

(1) upon the affirmative vote to dissolve the Fund by either (i) a majority of the members of the Board, or (ii) Members holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Members; or

(2) as required by operation of law.

Upon the occurrence of any event of dissolution, one or more members of the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more members of the Board or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets.

22

Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund’s assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Members; and (iii) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in additional expenses to the Members.

REPORTS TO MEMBERS

Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns. The Fund will furnish to Members such information as soon as practicable. However, in the likely event that the Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year. Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state and local level.

The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Members also will be sent reports regarding the Fund’s operations each quarter.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to the Adviser, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Fund’s best economic interests. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund. If an analyst, trader or partner of the Adviser believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of a Fund, the proxy will be referred to the Adviser’s Chief Compliance Officer for a determination of how such proxy should be voted.

The Adviser will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company’s charter or by-laws, changes in the board of directors and compensation of outside directors. The Adviser will generally vote in favor of management or shareholder proposals that the Adviser believes will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company’s board of directors and management and maintain or increase the rights of shareholders.

23

On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of the Fund.

If a proxy includes a matter to which none of the specific policies described above or in the Adviser’s stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of interest as described below, the proxy will be referred to the Adviser’s Chief Compliance Officer for a determination of how such proxy should be voted.

In exercising its voting discretion, the Adviser and its employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser (or an affiliate of the Adviser), any issuer of a security for which the Adviser (or an affiliate of the Adviser) acts as sponsor, Adviser, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom the Adviser (or an affiliate of the Adviser) has an existing material contract or business relationship not entered into in the ordinary course of business (the Adviser and such other persons having an interest in the matter being called “Interested Persons”), the Adviser will make written disclosure of the conflict to the Independent Managers of the Fund indicating how the Adviser proposes to vote on the matter and its reasons for doing so. If the Adviser does not receive timely written instructions as to voting or non-voting on the matter from the Fund’s Independent Managers, the Adviser may take any of the following actions which it deems to be in the best interests of the Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the Independent Managers if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, the Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at [1-800-390-1560] or (ii) by visiting the SEC’s website at www.sec.gov.

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PART C:
OTHER INFORMATION

Hatteras VC Co-Investment Fund II, LLC (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Not applicable.

(2)	Exhibits

(a)(1)	See Appendix A.

(a)(2)	Certificate of Limited Liability Company is filed herewith.

(b)	Not applicable.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1).

(e)	Not applicable.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

(i)	Not applicable.

(j)	To be filed by amendment.

(k)	To be filed by amendment.

(l)	Not applicable.

(m)	Not applicable.

(n)	To be filed by amendment.

(o)	Not applicable.

(p)	To be filed by amendment.

(q)	Not applicable.

(r)	To be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

Not applicable.

Item 28. Persons Controlled by or Under Common Control With Registrant

The Board of the Registrant is identical to the board of directors of certain other funds advised by the Adviser. In addition, the officers of the Registrant and these other funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as a result of an official position with the respective funds.

Item 29. Number of Holders of Securities

Title of Class	Number of Record Holders*
Limited Liability Company Interests	0
* As of October 31, 2008.

Item 30. Indemnification

Section 1.01	Indemnification.

Section 3.7 of the LLC Agreement states:

(a)
To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law. Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.

(b)
Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.

(c)
Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.

(d)
As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.

(e)
In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(f)
An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses, provided that Section 3.7(e) shall not limit the rights of the Fund pursuant to Section 2.10.

(g)
The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

(h)
To the extent permitted by applicable law, the Administrator, and any other party serving as the administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Administration Agreement or any agreement between any such party and the Fund.

Item 31. Business and Other Connections of Investment Adviser and Sub-Adviser

Information as to the directors and officers of the Registrant’s Adviser, Hatteras Capital Investment Management, LLC (the “Adviser”) together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-62608), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant, (2) the Registrant’s Administrator and (3) the Registrant’s Custodian. The address of each is as follows:

1.	Hatteras VC Co-Investment Fund II, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, North Carolina 27615

2.	UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, WI 53233

and

UMB Fund Services, Inc.
Rose Tree Corporate Center Building 1
1400 N. Providence Road, Suite 200
Media, PA 19063-2043

3.	UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh in the state of North Carolina on the 19th day of November, 2008.

Hatteras VC Co-Investment Fund II, LLC

By:  /s/ J. Michael Fields
Name: J. Michael Fields
Title: President

Exhibit Index

(a)(2)	Certificate of Limited Liability Company